UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )
Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
ARROWHEAD PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of filing fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

arrowhead pharmaceuticals

2026

Notice of Annual Meeting and Proxy Statement

Notice of Annual Meeting of Stockholders
To Be Held on Thursday, March 19, 2026

Your vote is important, whether or not you expect to attend the Annual Meeting of Stockholders. Stockholders of record are urged to vote via the Internet or telephone as instructed, or if you are voting by mail, to mark, sign and date and promptly return the proxy in the postage-prepaid return envelope provided.

Voting promptly will help avoid the additional expense of further solicitation to assure a quorum at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Thursday, March 19, 2026:

You may access the following proxy materials at
www.proxyvote.com before the meeting and at www.virtualshareholdermeeting.com/ARWR2026 during the meeting.

• Notice of the 2026 Annual Meeting of Stockholders;

•  Company’s 2026 Proxy Statement; and

• Company’s Annual Report on Form 10-K for the year ended September 30, 2025

TO THE STOCKHOLDERS OF ARROWHEAD PHARMACEUTICALS, INC.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders of Arrowhead Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Arrowhead”), will be held on Thursday, March 19, 2026, at 10:00 a.m., Pacific Time (the “Annual Meeting”). This year’s meeting will be a completely “virtual” meeting of stockholders. If you are a stockholder of record, you can attend the Annual Meeting online, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ARWR2026. Prior to the Annual Meeting, you will be able to vote at www.proxyvote.com or, if you requested printed copies of the proxy materials, by telephone or mail. The Annual Meeting will be held for the purpose of considering and voting upon the following proposals, as more fully described in the accompanying Proxy Statement:

1.  To elect the seven directors named in the Proxy Statement to serve as members of the Company’s Board of Directors until the next Annual Meeting or until their successors are duly elected and qualified;

2. To conduct an advisory (non-binding) vote to approve executive compensation;

3.  To approve the Arrowhead Pharmaceuticals, Inc. Amended and Restated 2021 Incentive Plan;

4. To ratify the selection of KPMG LLP as independent auditors of the Company for the fiscal year ending September 30, 2026; and

5. To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed January 22, 2026 as the record date for the meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

All stockholders of record are cordially invited to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ARWR2026. Instructions for accessing the virtual Annual Meeting are provided in the Proxy Statement. In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the chair or secretary of the Annual Meeting will convene the meeting at 11:00 a.m., Pacific Time on the date specified above and at the Company’s address specified below solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair or secretary. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investors page of the Company’s website at ir.arrowheadpharma.com.

If you prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice of Internet Availability. To ensure your representation at the meeting, you are urged to vote via the Internet, or if you requested a printed copy of the proxy materials, by telephone or mail by marking, signing, dating and returning the proxy card or voting instruction form provided with the printed proxy materials as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder of record attending the Annual Meeting may vote at the Annual Meeting even if such stockholder has previously returned a proxy.

/s/ Patrick O’Brien Patrick O’Brien Secretary	Pasadena, California January 26, 2026
Arrowhead Pharmaceuticals, Inc. ● 177 E. Colorado Blvd., Suite 700 ● Pasadena, California 91105

2026 PROXY STATEMENT    Table of Contents

                2026 PROXY STATEMENT General Information Concerning Solicitation and Voting

ARROWHEAD PHARMACEUTICALS, INC.
177 E. Colorado Blvd., Suite 700
Pasadena, California 91105
(626) 304-3400

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To be held on Thursday, March 19, 2026

General Information Concerning Solicitation and Voting
The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Arrowhead Pharmaceuticals, Inc. (the “Company” or “Arrowhead”) for use at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, March 19, 2026 at 10:00 a.m., Pacific Time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). The Company anticipates that the Notice Regarding the Availability of Proxy Materials (the “Notice of Internet Availability”) in connection with these proxy solicitation materials will first be made available on or about January 26, 2026 to all stockholders entitled to vote at the Annual Meeting and we will post our proxy materials on the website referenced in the Notice of Internet Availability. As more fully described in the Notice of Internet Availability, stockholders may choose to access our proxy materials on the website referred to in the Notice of Internet Availability or may request to receive a printed set of our proxy materials. You will not receive a printed copy of the proxy materials unless you request one.

This year’s meeting will be a completely “virtual” meeting of stockholders. If you were a stockholder as of the close of business on the Record Date (as defined below), you can attend the Annual Meeting online, vote your shares electronically, and submit your questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/ARWR2026. You will need to have your 16-digit Control Number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials) to join the Annual Meeting. If your shares are held in street name and your voting instruction form or Notice of Internet Availability indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
The meeting webcast will begin promptly at 10:00 a.m. Pacific Time. Online check-in will begin approximately 15 minutes before then and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the number listed on the meeting website for technical support.
We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website.
By hosting the Annual Meeting virtually, we believe we can expand access, improve communication and lower costs, while reducing the environmental impact of the meeting.

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2026 PROXY STATEMENT    General Information Concerning Solicitation and Voting

Record Date

Only holders of record of our common stock at the close of business on January 22, 2026 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. On that date, the Company had outstanding 140,010,690 shares of common stock (“Common Stock”).

Revocability of Proxies

Any proxy given by a stockholder of record pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting electronically. Stockholders may also revoke their proxy by entering a new vote over the Internet or by telephone. Stockholders who hold their shares in street name should contact their bank, broker or other nominee for instructions on how to change their vote.
Voting and Solicitation

Each share of the Company’s Common Stock is entitled to one vote on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted FOR each of the nominees in Proposal 1 and FOR Proposals 2, 3, and 4 at the Annual Meeting. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.
If you cannot attend the Annual Meeting to vote, you may vote your shares prior to the meeting via the Internet, or if you requested printed copies of the proxy materials, by telephone or by mail.
The Company has engaged a proxy solicitor, Okapi Partners, LLC, to encourage voting by our stockholders. The total cost for the solicitation campaign is estimated at about $15,000, plus campaign services expenses. Proxies may also be solicited by certain of the directors, officers and employees of the Company, without additional compensation. The Company will bear the costs of solicitation. In addition, the Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.
If your shares are held in a street name, the voting instruction form sent to you by your broker, bank or other nominee should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from your broker, bank or other nominee that accompany this Proxy Statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. If your voting instruction form does not include Internet or telephone information, please complete, and return the voting instruction form in the addressed, postage-paid envelope provided by your broker. Stockholders who vote by proxy over the Internet or by telephone need not return a proxy card or voting instruction form by mail.
Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is the presence, either virtually or represented by proxy, of the holders of shares representing a majority of the votes entitled to be cast by holders of shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Annual Meeting. If there is no quorum, the holders of a majority of shares of common stock virtually present at the Annual Meeting, either personally or by proxy, may adjourn the Annual Meeting to another time or date. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” on any proposal are treated as being present at the meeting for purposes of establishing a quorum for the conduct of business at the meeting. If you are the beneficial owner and do not direct your broker, fiduciary, or custodian how to vote your shares, your broker, fiduciary, or custodian will only be able to vote your shares with respect to proposals considered to be “routine.” Your broker, fiduciary, or custodian is not entitled to vote your shares with respect to “non-routine” proposals (resulting in “broker non-votes” for the matters on which the broker, fiduciary, or custodian does not vote). Whether a proposal is considered routine or non-routine is subject to

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                2026 PROXY STATEMENT General Information Concerning Solicitation and Voting
stock exchange rules. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, fiduciary, or custodian how to vote your shares on all proposals to ensure that your vote is counted. Shares subject to a broker non-vote will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting; the effect of abstentions and broker non-votes on the proposals presented herein is discussed below.

With regard to the election of directors, votes may be cast “FOR,” “AGAINST” or “ABSTAIN” for each director nominee. Because directors are elected by a majority of votes cast in an uncontested election, abstentions and broker non-votes, if any, will have no effect on the outcome of the election of directors. If a quorum is present at the meeting, the nominees receiving more “FOR” votes than “AGAINST” votes will be elected. Because Proposal Nos. 2, 3 and 4 must be approved by the affirmative vote of a majority of the shares of Common Stock entitled to vote thereon and present in person or by proxy at the Annual Meeting (the “Required Vote”), abstentions will have the same effect as a vote “AGAINST” the proposal, whereas broker non-votes, if any, will have no effect on its outcome.

Deadline for Receipt of Stockholder Proposals and Nominations

To be considered for inclusion in the Proxy Statement and proxy card for the Company’s 2027 Annual Meeting of Stockholders, proposals submitted by stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and stockholders' director nominations pursuant to the proxy access provisions of the Company’s Amended and Restated Bylaws (“Bylaws”), must be submitted in writing to our Corporate Secretary at the address set forth on the first page of this Proxy Statement. Such proposals and nominations must be received by us not later than our close of business (6:00 p.m. Pacific Time) on September 28, 2026, and, in the case of a proxy access nomination, no earlier than August 29, 2026, and must satisfy the requirements of Rule 14a-8 and our Bylaws, as applicable. The submission of a stockholder proposal or proxy access nomination does not guarantee that it will be included in our proxy materials.
Additionally, our Bylaws provide for advance notice procedures to nominate a person for director (other than pursuant to our Bylaws’ proxy access provisions) or to propose business to be considered by stockholders at a meeting (other than pursuant to Rule 14a-8). To be considered timely under these provisions, the stockholder’s notice must provide the information set forth in the Bylaws (which includes information required under Rule 14a-19 of the Exchange Act) and be received by the Corporate Secretary at our principal executive offices at the address set forth on the first page of this Proxy Statement between November 19, 2026 and our close of business (6:00 p.m. Pacific Time) on December 19, 2026; provided, however, that if the 2027 Annual Meeting date is advanced by more than 30 days before or delayed by more than 60 days after the anniversary date of the 2026 Annual Meeting, then stockholders must provide notice within time periods specified in our Bylaws. Our Bylaws also specify requirements as to the form and content of a stockholder’s notice. If a stockholder fails to meet these deadlines or fails to satisfy the requirements of Rule 14a-4 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate.
We reserve the right to reject, rule out of order, or take other appropriate action regarding any nomination or proposal that does not comply with these and other applicable requirements.

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2026 PROXY STATEMENT    Proposal One — Election of Directors
Proposal One — Election of Directors

The Board has nominated the following seven persons as directors to serve until the 2027 Annual Meeting or until their successors have been duly elected and qualified. Each of the nominees is currently a director of Arrowhead and was elected most recently by stockholders at the 2025 Annual Meeting. None of the nominees has a familial relationship with any other nominee or any executive officer of the Company.

Douglas Ingram, a current director, is not standing for re-election and will retire from the Board at the annual meeting, at which point the size of the Board will be reduced to seven directors. Mr. Ingram’s departure is not the result of any disagreement with the Company, the Board or the management team. The Board thanks Mr. Ingram for his contributions to the Company.
The nominees receiving more “FOR” votes than “AGAINST” votes at the Annual Meeting will be elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the nominees named below. Under Delaware law, a director not receiving a majority of votes cast in an uncontested election could continue to serve as a “holdover director” until the director resigns or is replaced. Under the Company’s director resignation policy, each director is expected to submit an advance, contingent irrevocable resignation that the Board may accept if stockholders to not re-elect that director. In that event, the Board will then decide whether to accept or reject the resignation, or whether other action is required.
The table below sets forth, with respect to each nominee for election, the nominee’s age, current position with Arrowhead and biographical and other information, including the primary skills and experiences considered by our Nomination Committee in determining to recommend them as nominees. The director nominees have indicated that they are willing and able to serve as directors. However, if any of the director nominees becomes unable or, for good cause, unwilling to serve, proxies may be voted for the election of such other person as shall be designated by our Board, or the Board may decrease the size of the Board.
Nominees for Election as Directors. The Board unanimously adopted a resolution proposing the nominees set forth below for election as directors of the Company to serve until the 2027 Annual Meeting.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW.

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2026 PROXY STATEMENT    Proposal One — Election of Directors

Christopher Anzalone, PhD Chief Executive Officer, President, Director & Board Chair
Age: 56 Director since: 2007
Experience & Expertise
Dr. Anzalone has been President, Chief Executive Officer and Director of the Company since December 1, 2007 and has led the Company’s business and technical development since then. Prior to joining Arrowhead, Dr. Anzalone formed and served as CEO of the Benet Group LLC, a private equity firm focused on creating and building new nano-biotechnology companies from university-generated science. Before his tenure at the Benet Group, from 1999 to 2003, he was a partner at the Washington, DC-based private equity firm Galway Partners, LLC, where he was responsible for sourcing, structuring and building new business ventures. Dr. Anzalone holds a Ph.D in Biology from UCLA and a B.A. in Government from Lawrence University.

Qualifications
Dr. Anzalone’s qualifications to serve on the Board include his deep understanding of the business through his role as Chief Executive Officer; in addition, Dr. Anzalone has extensive experience in business development, biotechnology, drug development, company-building and venture capital.

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2026 PROXY STATEMENT    Proposal One — Election of Directors

Mauro Ferrari, PhD Independent Director
Age: 66 Director since: 2010 Serves on: •Science Committee (Co-Chair) •Audit Committee •Nomination Committee
Experience & Expertise
Dr. Ferrari has served as Affiliate Professor of Pharmaceutics at the University of Washington in Seattle, WA since 2019. He has also served as CEO and Chairman of the Board of BrYet US, Inc., a biotech company, since 2019. From 2010 to 2019, Dr. Ferrari served at the Houston Methodist Hospital in multiple roles, including: President and CEO of The Houston Methodist Hospital Research Institute (TMHRI), Executive Vice President of Houston Methodist Hospital, and Senior Associate Dean of Weill Cornell Medical College in New York. He also previously served as President of the European Research Council. Dr. Ferrari was formerly a Professor and chair of the Department of NanoMedicine and Biomedical Engineering at the University of Texas Health Science Center at Houston, Professor of Experimental Therapeutics at the MD Anderson Cancer Center, Adjunct Professor of Bioengineering at Rice University, and Adjunct Professor of Biomedical Engineering at the University of Texas in Austin. His previous academic appointments include tenured professorships at his graduate Alma Mater U.C. Berkeley and The Ohio State University. From 2003 to 2005, Dr. Ferrari served as Special Expert on Nanotechnology and Eminent Scholar at The National Cancer Institute. He previously served on the board of the University of St. Thomas in Houston. He has also served as CEO of DXT Therapeutics.

Dr. Ferrari is an internationally recognized expert in innovative therapeutics, nanomedicine and biomedical engineering. For his work as a biomedical and pharmaceutical researcher, Dr Ferrari has received numerous recognitions such as induction into the National Academy of Inventors, the American Society of Medical and Biological Engineers, the American Association for the Advancement of Science, the European Academy of Sciences, and awards including the Founders Award of the Controlled Release Society, Blaise Pascal Medal of the European Academy of Sciences, the James Shannon Director's Award of the NIH, and the Coulter Award for Innovation and Entrepreneurship. He holds degrees from the University of Padova Italy (Dottore in Matematica), and the University of California, Berkeley (MS and PhD in Mechanical Engineering). He has studied Medicina at The Ohio State University (no degree), and completed executive education programs at Harvard Business School and the Wharton School of the University of Pennsylvania. He has received honorary degrees from the University of Naples "Federico II", (Biotechnology), the University of Palermo (Electrical Engineering) and the University of St Thomas in Houston (Letters).

Qualifications:
Dr. Ferrari's qualifications to serve on the Board include his extensive training and experience in the fields of innovative therapeutics, nanotechnology, biotechnology and their biomedical applications. Dr. Ferrari has significant technical training, held several academic appointments, was author of over 500 published articles, was awarded over 30 issued patents and is the recipient of most prestigious academic awards in the biomedical sciences, nanomedicine and drug delivery technology. Additionally, Dr. Ferrari has extensive experience in developmental stage organizations having founded several startup companies. He also has experience supervising CFOs in several of his current and prior positions.

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2026 PROXY STATEMENT    Proposal One — Election of Directors

Hongbo Lu Independent Director
Age: 55 Director since: 2024 Serves on: •Science Committee •Nomination Committee •Compensation Committee Other Public Company Boards: •Terns Pharmaceuticals, Inc. •Zenas Biopharma Inc
Experience & Expertise
Hongbo Lu, Ph.D. has served as a founding member of NEXTBio Capital, a biotech investment firm, since 2024. Dr. Lu has over 20 years of healthcare investment experience in both public securities and private companies, including her tenure as a Managing Partner of Vivo Capital, LLC, an investment firm, from 2020 to 2024, as a Managing Partner at Lilly Asia Ventures (LAV), a venture capital firm, from 2017 to 2020, and as a Managing Director at OrbiMed Advisors, an investment firm, from 2011 to 2016. Over her investment career, Dr. Lu served on the boards of over 20 healthcare companies, including Turning Point Therapeutics, Crown Biosciences, Avedro, BlossomHill, Createrna, Avistone, Echosens, and was extensively involved in the company formations of ADARx, Ribox, Visirna, Ablaze, Elpiscience, and Ronovo. She currently serves on the boards of Terns Pharmaceuticals (Nasdaq: TERN) and Zenas (Nasdaq: ZBIO). Dr. Lu started her Wall Street career as a biotechnology analyst at Piper Jaffray & Co. and prior to that, her scientific career in biotechnology startups in the Bay Area. Dr. Lu earned her Ph.D. in Bioengineering from the University of Washington, M.B.A. from the Haas School of Business at the University of California, Berkeley, and graduated with honors from Tsinghua University.

Qualifications: Dr. Lu’s qualifications to serve on the Board include her deep experience in international business and the pharmaceutical industry, her expertise with venture and capital markets, and her executive leadership experience.

Adeoye Olukotun, MD, MPH Independent Director
Age: 81 Director since: 2020 Serves on: •Science Committee (Co-Chair) •Nomination Committee Other Public Company Boards: •Tonix Pharmaceuticals Holding Corp.
Experience & Expertise
Dr. Olukotun is a Mayo Clinic trained cardiologist who has served as Chief Executive Officer of CR Strategies, LLC, which consults on clinical trial design and FDA strategy for pharmaceutical development, since 2001. Dr. Olukotun currently serves on the board of directors of Tonix Pharmaceuticals Holding Corp. (Nasdaq: TNXP), a commercial-stage biopharmaceuticals company. He served as CEO of Epigen Pharmaceuticals, Inc., a discovery phase biotechnology company, from 2014 to 2017, and as Vice Board Chair of CardioVax, Inc., a clinical-stage biopharmaceutical company, from 2012 to 2016. He spent the first 20 years of his career in roles of increasing responsibility in clinical development, including multiple product approvals, at Pfizer, Bristol-Myers Squibb, and Mallinckrodt. He has over 35 years of experience in the pharmaceutical industry and has been instrumental in the approval and success of numerous cardiology and metabolic medicines, including the first daily beta blocker and the first approved ACE inhibitor, among others. Dr. Olukotun received his Medical Doctor degree from the Albert Einstein College of Medicine in New York, and a Masters in Public Health from Harvard University School of Public Health.

Qualifications
Dr. Olukotun’s qualifications to serve on the Board include his extensive background in biopharmaceutical development, particularly in the cardiometabolic field, his scientific and public health expertise, and his board and executive leadership experience.

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2026 PROXY STATEMENT    Proposal One — Election of Directors

Michael S. Perry, DVM, Ph.D. Independent Director
Age: 66 Director since: 2011 Serves on: •Compensation Committee (Chair) •Audit Committee •Nomination Committee • Science Committee
Experience and Expertise
Dr. Perry is currently a Venture Partner with Bioscience Managers, a global venture capital firm. Dr. Perry was Chief Executive Officer of Avita Medical, Inc., a regenerative medicine company based in Valencia, CA (Nasdaq: RCEL) from 2017 to 2022. From 2014 to 2017, he served as Chief Scientific Officer of Novartis' Cell and Gene Therapy Unit, and from 2012 to 2014 he served as Vice President and Global Head of Stem Cell Therapy for Novartis Pharmaceuticals Corp., the US affiliate of Switzerland-based Novartis AG, a global pharmaceutical company. Dr. Perry has also served as SVP and Global Head of R&D at Baxter Healthcare, and as President and as CEO of Cell & Gene Therapy at Novartis AG. Earlier in his career he served as VP Regulatory Affairs at Novartis Pharmaceuticals, Sandoz Pharmaceuticals, and Syntex Corporation. He also served as Director of Regulatory Affairs at Schering-Plough Corporation. Dr. Perry also served as a Venture Partner with Bay City Capital, LLC for eight years. Dr. Perry has previously served as a board member for the following companies: Ampliphi Bioscience Corp., Gamida Cell Ltd., Targeted Genetics, Inc., American Xeno, Inc., 7 Hills Pharma, BioTransplant, Inc., ltamar Biomedical Ltd., Systemix, Inc., Genetic Therapy, Inc., Extropy Pharmaceuticals, Inc., and Pharsight Corp. Dr. Perry served as Chair of the Compensation Committee at Ampliphi Bioscience Corp., Genetic Therapy Inc., and at Gamida Cell Ltd. He has also served as a member of the Audit Committee at several biotech companies and as Chairman or member of the Nomination Committee. Dr. Perry additionally served as board Chairman at American Xeno Inc., Extropy Pharmaceuticals Inc., and at 7 Hills Pharma, Inc. Dr. Perry holds an Honors Bachelor of Science in Physics and Engineering and a Ph.D. in Biomedical Pharmacology from the University of Guelph. He also holds a Doctor of Veterinary Medicine & Surgery from the Ontario Veterinary College and is a graduate of the International Advanced Management Program at Harvard Business School. Dr. Perry currently serves as Adjunct Professor at the Gates Center for Regenerative Medicine at the University of Colorado Anschutz Medical Campus and as Faculty at Houston Methodist and Chair of the Translational Medicine Advisory Board of the Houston Methodist Research Institute.

Qualifications
Dr. Perry’s qualifications to serve on the board include his medical expertise and his extensive experience in preclinical and clinical drug development, including executive level leadership roles and directorships in several publicly held biotech companies.

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2026 PROXY STATEMENT    Proposal One — Election of Directors

Victoria Vakiener Independent Director
Age: 62 Director since: 2022 Serves on: •Nomination Committee (Chair) •Audit Committee
Experience & Expertise
Ms. Vakiener served on the board of directors and chaired the nominating committee at Chimerix, Inc., a clinical-stage biopharmaceutical company, until its acquisition by Jazz Pharmaceuticals in April 2025. From November 2018 through September 2021, she served as Chief Commercial Officer of Epizyme, Inc., a commercial-stage biopharmaceutical company, where she built the commercial organization and launched TAZVERIK for two indications within six months. Prior to joining Epizyme, Ms. Vakiener was an executive at Johnson & Johnson, a pharmaceutical company, for more than 20 years where she held positions of leadership with increasing responsibility across the company's pharmaceutical and diagnostics businesses. Ms. Vakiener began her pharmaceutical career at Schering-Plough, where she spent nine years in both scientific and commercial roles. Ms. Vakiener received a B.S. in Biochemistry from Albright College.

Qualifications
Ms. Vakiener's qualifications to serve on the board include her extensive experience in drug development and commercialization, including executive level leadership roles and directorships in publicly held biotech companies.

William Waddill Lead Independent Director
Age: 68 Director since: 2018 Serves on: •Audit Committee (Chair) • Compensation Committee •Nomination Committee Other Public Company Boards: •Protagonist Therapeutics, Inc. • Annexon, Inc.
Experience & Expertise
Mr. Waddill began his career over 35 years ago in commercial banking and public accounting and has been in the biotechnology industry for over 30 years. He currently serves on the boards of Protagonist Therapeutics (Nasdaq: PTGX), and Annexon, Inc. (Nasdaq: ANNX), both clinical-stage biopharmaceutical companies, and he previously served on the board of Turnstone Biologics. Mr. Waddill was Senior Vice President and CFO of Calithera Biosciences, from 2014 to 2016 and Senior Vice President and CFO at OncoMed Pharmaceuticals from 2007 to 2014, both of which were then-public biopharmaceutical companies. Prior to that, he served as the Senior Vice President and CFO of llypsa, Inc., a biotechnology company that was acquired in 2007 by Amgen, Inc. Before joining llypsa, he served as the founder and principal at Square One Finance, a financial consulting business. Mr. Waddill received a B.S. in accounting from the University of Illinois, Chicago, and certification as a public accountant (inactive) after working at PriceWaterhouseCoopers and Deloitte in Boston.

Qualifications
Mr. Waddill’s qualifications to serve on the Board include his extensive background in the biopharma industry, his financial and audit expertise, executive leadership roles and experience as a director of other public companies.

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2026 PROXY STATEMENT    Proposal One — Election of Directors
Board Composition and Nominating Process

The Nomination Committee of the Board annually considers the size, composition and needs of the Board and, as appropriate, recommends the nominees for directors to the Board for approval. The Nomination Committee considers and evaluates suggestions from many sources regarding possible candidates for directors. Below are general criteria for the evaluation of current and proposed directors:

•The highest ethical character and shared values with our Code of Conduct
•Reputation, both personal and professional, consistent with our image and reputation
•Accomplishment within a candidate’s field, with superior credentials and recognition
•Relevant expertise and experience and the ability to offer advice and guidance to the Chief Executive Officer based on such expertise and experience
•Independence, without the appearance of any conflict in serving as a director, and independence of any particular constituency with the ability to represent all stockholders
•Ability to exercise sound business judgment
The Nomination Committee believes that the Board should represent a diverse mix of skills, regional and industry experience and backgrounds with a goal of assembling a Board with complementary skills, experiences and backgrounds for the benefit of the Company. In furtherance of this goal, the Committee seeks to include highly qualified candidates with diverse backgrounds in the pool from which the Nominating Committee selects the nominees with the skills, experience and qualifications that it believes best support the Company in the context of the Board as a whole. The Nominating Committee assesses its effectiveness in balancing these considerations as part of its annual assessment of the composition of the Board. In this regard, two of our directors are female and one of our directors is from an underrepresented community.

Listed below are selected key contributions of each current Board member. The table is not intended to be an exhaustive summary of all the contributions of each Board member.

Expertise	Anzalone	Ferrari	Lu	Olukotun	Perry	Vakiener	Waddill
Biopharma Research & Development	X	X	X	X	X	X	X
Healthcare	X	X	X	X	X	X	X
Drug Development	X	X		X	X	X
Executive Leadership	X	X	X	X	X	X	X
Public Company Governance	X	X	X	X	X	X	X
Accounting/Audit		X	X			X	X
Capital Markets	X		X		X		X
Commercial				X	X	X

10

2026 PROXY STATEMENT    Proposal One — Election of Directors

Corporate Governance, Environmental and Social Commitment

The following is a summary of our corporate governance, environmental, and social commitment policies and practices:

•Lead Independent Director: Because our CEO serves as the Board Chair, we have elected a Lead Independent Director to lead discussions and decision-making of the Board when it would not be appropriate for the CEO to do so, including during executive sessions of the independent directors of the Board.

•Combined Chair and CEO: Dr. Anzalone currently serves as Board Chair and Chief Executive Officer. Our Bylaws do not require that our Board Chair and Chief Executive Officer positions be separate, and our Board believes that having a combined CEO and Chair is the appropriate leadership structure for us at this time as it helps promote unified leadership and direction and provides management a single, clear focus to execute our strategy and business plans.

•Majority Independent Board: A majority of the members of the Board are independent directors, as defined under the listing rules of the Nasdaq Stock Market (the "Nasdaq Marketplace Rules"). The Nasdaq Marketplace Rules require that a majority of the Board be comprised of independent directors who, in the opinion of the Board, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board undertook a review of its composition and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, the Board has determined that all of the Company’s directors and director nominees are independent, except Dr. Anzalone, due to his employment relationship with the Company. Douglass Given was also determined to be not independent during the period he served on the Board. In making such determinations, our Board considered the relationships that each such non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

•Board Oversight of Risk: The Board has overall responsibility for the oversight of the Company’s risk management process, which is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. Risk management includes not only understanding company-specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Company. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. The Board regularly reviews our business strategy and management’s assessment of the related risk and discusses with management the appropriate level of risk for the Company. The Board believes its programs for overseeing risk would be effective under a variety of leadership frameworks.

11

2026 PROXY STATEMENT    Proposal One — Election of Directors
Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.
•Code of Conduct: All of the Company’s employees, officers, and directors are subject to the Company’s Code of Conduct, which is available on the Company’s website at www.arrowheadpharma.com. The code meets the requirements of Nasdaq Marketplace Rules, as well as the code of ethics requirements of the SEC. We intend to disclose future amendments to certain provisions of the Code of Conduct, and waivers of the Code of Conduct granted to officers and directors, on the Company's website within four business days following the date of the amendment or waiver.
•Independent Committees: The Audit, Compensation, and Nomination Committees consist entirely of independent directors, and each of the directors currently serving on the Audit Committee and the Compensation Committee satisfy the additional independence criteria applicable to directors on such committees.
•Regularly Held Executive Sessions: The independent directors meet separately in executive session on a regular basis to discuss matters relating to the Company and the Board, without members of the management team present.
•Proxy Access: Stockholders have a proxy access right with market-standard terms (3% for 3 years, up to 20% of the Board).
•Board Oversight of Strategy: The Board reviews at least annually the Company’s business initiatives, capital projects and budget matters.
•Environmental and Social Responsibility Oversight: The Board has designated one of its members, Adeoye Olukotun, with responsibility for confirming the Company’s environmental and social programs align with the Board’s expectations in these matters.
•Cybersecurity: The Company maintains a cybersecurity program, with direct oversight from senior management and the Audit Committee of the Board of Directors, to manage information, data, and technology security. The Company has formed an internal cross-functional Technology Risk Management Committee comprised of representative leaders from various aspects of the Company’s business to broadly implement its cybersecurity program.
•Related Party Transaction Oversight: The Audit Committee is responsible for reviewing and approving all disclosable related-party transactions or, if the size and nature of the transaction warrants, a special committee of non-related Board members is formed to negotiate and approve the transaction.
•Sustainability: The Company continues to assess its environmental impact and ways in which it can operate more responsibly and sustainably. The Company's research and development facilities in San Diego, California and Verona, Wisconsin were built to meet LEED certification standards. The Company has contracted with a third party to operate a solar power generation plant at our San Diego facility with a generating capacity of approximately 1,406kW, which is comprised of a rooftop system, parking lot solar canopies, and a 1,200 kW battery storage system to supply power to the building. Additionally, the Company has continued its efforts to minimize use of paper records in favor of electronic records and has a robust recycling program for paper, batteries, and electronic equipment.
•Human Capital Management: Arrowhead has a vibrant and growing culture and we are committed to the health and welfare of our employees. Our important work developing advanced drugs for patients requires a specialized and dedicated workforce. Arrowhead supports the development of our employees with a competitive compensation and benefits package, internal advancement, and individualized development opportunities. We are committed to training young scientists and businesspeople and offer multiple internships and entry level positions each year.
Stockholder Communications with Directors

Stockholders who wish to communicate with the Board or any individual director can write to: Corporate Secretary, Arrowhead Pharmaceuticals, Inc., 177 E. Colorado Blvd., Suite 700, Pasadena, CA 91105. Your letter should indicate that you are an Arrowhead stockholder. Depending on the subject matter, management will:

•Forward the communication to the director or directors to whom it is addressed;
•Forward the communication to the Board Chair, if addressed to the board of directors; or
•If not addressed to, or otherwise appropriate for, any director or directors, attempt to handle the inquiry directly.

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2026 PROXY STATEMENT    Proposal One — Election of Directors
The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).
Board Meetings and Committees

The Board held a total of six meetings during the fiscal year ended September 30, 2025. The Board has three standing committees: Audit Committee, Compensation Committee, and Nomination Committee.
The functions of the Audit Committee are to select and oversee the independent registered public accounting firm, to review the scope and results of the year-end audit with management and the independent auditors, to review the Company’s accounting principles and its system of internal accounting controls, to review and oversee the Company's response to any cybersecurity incidents, to review the Company’s annual and quarterly reports before filing with the SEC, and to review any related-party transactions. The Audit Committee met four times during fiscal 2025. The current members of the Audit Committee are William Waddill (Committee Chair), Mauro Ferrari, Mike Perry and Victoria Vakiener. The Board has determined that all members of the Audit Committee are independent directors under the Nasdaq Marketplace Rules, satisfy the additional independence criteria applicable to directors on the Audit Committee under the rules and regulations of the Securities and Exchange Commission (“SEC”) and the Marketplace Rules and are “financially literate” under the Nasdaq Marketplace Rules. The Board has determined that Mr. Waddill is an “audit committee financial expert” in accordance with the applicable rules and regulations established by the SEC, based on his experience as noted above. The Audit Committee Charter is available on the Company’s website at www.arrowheadpharma.com.
The functions of the Compensation Committee are to review and approve the corporate goals and objectives relevant to the Chief Executive Officer's compensation, to review salaries, bonuses, equity awards, and other benefits payable to the Company’s executive officers and to administer the Company’s equity incentive compensation plans. The Compensation Committee is specifically responsible for determining the compensation of the Chief Executive Officer and the other executive officers. The Compensation Committee reviews compensation recommendations made by the Chief Executive Officer for other senior executives of the Company and the compensation of the Chief Executive Officer at least annually; the Chief Executive Officer is not present during discussions or deliberations regarding his compensation. In fiscal 2025, the Compensation Committee engaged Compensia, Inc. (“Compensia”), a national compensation consulting firm, to provide advice and guidance with regard to compensation for our NEOs. The decision to engage the consultant was not made or recommended by management and the Compensation Committee has the sole discretion to engage or change the consultant. The Compensation Committee met four times during fiscal 2025. The current members of the Compensation Committee are Michael Perry (Committee Chair), Hongbo Lu, and William Waddill. The Board has determined that all members of the Compensation Committee are independent directors under the Nasdaq Marketplace Rules and satisfy the additional independence criteria applicable to directors on the Compensation Committee under the rules and regulations of the SEC and the Nasdaq Marketplace Rules. The Compensation Committee Charter is available on the Company’s website at www.arrowheadpharma.com. The Compensation Committee has not delegated any of its responsibilities or authorities granted under its charter but has delegated authority under the 2021 Incentive Plan to the Chief Executive Officer to grant equity awards to non-executive employees within prescribed limits set by the Compensation Committee.
The Nomination Committee is responsible for proposing a slate of directors for election by the stockholders at each annual meeting and for proposing candidates to fill any vacancies. The Nomination Committee met once during fiscal 2025. The current members of the Nomination Committee are Victoria Vakiener (Committee Chair), Mauro Ferrari, Adeoye Olukotun, Michael Perry, Hongbo Lu, and William Waddill. The Board has determined that all members of the Nomination Committee are independent directors under the Nasdaq Marketplace Rules. The Nomination Committee’s charter is available on the Company’s website at www.arrowheadpharma.com. The Nomination Committee manages the process for evaluating current Board members at the time they are considered for re-nomination. After considering the appropriate skills and characteristics required on the Board, the current makeup of the Board, the results of the evaluations and the wishes of the Board members to be re-nominated, the Nomination Committee recommends to the Board whether those individuals should be re-nominated.
On at least an annual basis, the Nomination Committee reviews with the Board whether it believes the Board would benefit from adding new members and, if so, the appropriate skills and characteristics required for any new members. If the Board determines that a new member would be beneficial, the Nomination Committee solicits and receives recommendations for candidates and manages the process for evaluating candidates. All potential candidates, regardless of their source, are reviewed under the same process. The Nomination Committee (or the Committee Chair) screens the available information about the potential candidate(s). Based on the results of the initial screening, interviews with candidates are scheduled with Nomination Committee members, other members of the Board and

13

2026 PROXY STATEMENT    Proposal One — Election of Directors
senior members of management. Upon completion of these interviews and other due diligence, the Nomination Committee may recommend a candidate to the Board for appointment.
Candidates for independent Board member positions are identified through recommendations from directors or others associated with the Company, as well as, from time to time, through a formal search process managed by a third-party search firm. Arrowhead stockholders may also recommend candidates by sending the candidate’s name and resume to the Nomination Committee pursuant to the procedures set forth above for communication with the Board. The Nomination Committee evaluates director candidates recommended by stockholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons. As described above, our Bylaws also provide for separate notice procedures to recommend a person for nomination as a director to be considered by stockholders at a meeting, including requirements as to the timing, form and content of a stockholder’s notice.
The Nomination Committee has no predefined minimum criteria for selecting Board nominees, although it believes that all directors should share qualities such as governance and business experience at the corporate level, relevant competitive experience, and strong communication and analytical skills. Independent directors must meet the criteria for independence set forth by the Nasdaq Marketplace Rules and, as applicable, the SEC. In any given search, the Nomination Committee may also define particular characteristics for candidates to balance the overall mix of skills, backgrounds and characteristics of the Board and the needs of the Company. During any search, the Nomination Committee reserves the right to modify its stated search criteria for exceptional candidates.
In 2018, the Board established a Science Committee to review and advise on science and technology topics of interest to the Company. The current members of the Science & Technology Committee are Mauro Ferrari (Committee Co-Chair), Adeoye Olukotun (Committee Co-Chair), Hongbo Lu, and Michael Perry.
Each of our incumbent directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during fiscal 2025, and (ii) the total number of meetings held by all committees of the Board during fiscal 2025 on which such person served, in each case during the period in which such person served on the Board or committee and was expected to attend such meeting(s) in accordance with the Company's governance policies and practices.
In addition, all of the directors then serving on the Board and standing for re-election attended the virtual 2025 Annual Meeting of Stockholders. It is the Company’s policy to encourage, but not require, that all directors attend our annual stockholder meetings.

14

2026 PROXY STATEMENT    Director Compensation
Director Compensation
Directors who are also employees of the Company receive no separate compensation from the Company for their service as members of the Board. For 2025, the Company maintained the structure of director compensation it adopted in 2019 to provide a base retainer for each director with higher base retainers for service by the Board Chair and committee leadership as well as an annual equity award of restricted stock units that vests one year from the date of grant or, in the case of a newly-appointed director, an initial equity award of restricted stock units that vests in three equal annual installments on each anniversary of the date of grant, subject, in each case, to continued service through the applicable vesting date. The average total compensation paid to the Company's non-executive directors for service in 2025 is at or below the 60th percentile of the total compensation paid to non-executive directors of its peer group as described later in this proxy statement. The Compensation Committee believes the structure aligns compensation according to the level of service contributions by each director. The fees payable to directors for service on the Board and for service on each committee of the Board on which the director serves are as follows:

Board of Directors:	2025 Annual Retainer:	2024 Annual Retainer:
All non-employee directors	$80,000	$80,000
Additional retainer for Lead Independent Director	$15,000	$15,000
Audit Committee:
Chairman	$5,000	$5,000
Compensation Committee:
Chairman	$10,000	$5,000
Nomination Committee
Chairman	$5,000	$—

The following table sets forth the total compensation paid to our non-employee directors in fiscal 2025. Dr. Anzalone’s compensation is set forth in the discussion of Executive Compensation and in the Summary Compensation Table. He did not receive any additional compensation for his services as a director.

Name	Fee Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	Total ($)
Douglass Given (3)	$23,750	$—	$23,750
Michael S. Perry	$87,500	$340,684	$428,184
Mauro Ferrari	$80,000	$340,684	$420,684
William Waddill	$97,500	$340,684	$438,184
Hongbo Lu	$80,000	$340,684	$420,684
Douglas Ingram (4)(5)	$60,000	$786,350	$846,350
Adeoye Olukotun	$80,000	$340,684	$420,684
Victoria Vakiener	$83,750	$340,684	$424,434

(1)This column represents the total grant date fair value, computed in accordance with ASC 718, of RSUs granted during fiscal year 2025 to each director. The assumptions used to calculate the value of the stock underlying the RSU awards are set forth in Note 9 of the Notes to the Consolidated Financial Statements included with the Company’s Annual Report on Form 10-K.
(2)The RSUs granted to non-employee directors vest one year from the date of grant, subject to continued service through the vesting date, with the exception of the RSUs granted to Mr. Ingram in connection with his appointment to the Board, which vest in three equal installments on each anniversary of the date of grant, subject to continued service through each such vesting date.
(3)Douglass Given retired from the Board effective as of December 31, 2024.
(4)Mr. Ingram joined the Board during fiscal year 2025 and his cash compensation was pro-rated for such fiscal year.
(5)In connection with his appointment, Mr. Ingram received a sign-on grant of restricted stock units valued at $786,350.

15

2026 PROXY STATEMENT    Director Compensation
As of the last day of fiscal year 2025, the directors held the following outstanding restricted stock unit (“RSU”) grants in the aggregate: Douglass Given — 0; Michael S. Perry — 16,733; Mauro Ferrari —16,733; William Waddill — 16,733; Adeoye Olukotun — 16,733; Victoria Vakiener — 16,733; Hongbo Lu — 32,786; and Douglas Ingram —38,396.

As of the last day of fiscal year 2025, the directors held the following outstanding option ("Options") grants in the aggregate: Douglass Given — 0; Michael S. Perry — 4,593; Mauro Ferrari — 4,593; William Waddill — 4,593; Adeoye Olukotun — 4,593; Victoria Vakiener — 4,593; Hongbo Lu — 0; and Douglas Ingram — 0.

Vote Required; Recommendation of the Board
The nominees listed above receiving more “FOR” votes than “AGAINST” votes, assuming a quorum is present, will be elected as directors to serve until the 2027 Annual Meeting or until their successors have been duly elected and qualified. Because directors are elected by a majority of votes cast, abstentions from voting and broker non-votes, if any, will have no effect on the outcome of this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL ONE.

16

2026 PROXY STATEMENT    Proposal Two — Approval of Advisory Vote to Approve Executive Compensation
Proposal Two — Advisory Vote to Approve Executive Compensation
The compensation paid to our Named Executive Officers (“NEOs”) is described below in the Compensation Discussion and Analysis of this Proxy Statement for the year ended September 30, 2025. As required pursuant to Section 14A of the Exchange Act, the Board is asking stockholders to cast a non-binding, advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, as set forth in the compensation tables and narrative discussion in this Proxy Statement, is hereby APPROVED, on an advisory basis.”
Although the vote we are asking you to cast is non-binding, the Compensation Committee and the Board value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our NEOs.
The Board has adopted a policy providing for annual advisory votes to approve executive compensation. Unless the Board modifies its policy on the frequency of holding advisory votes to approve executive compensation, the next such advisory vote will occur at the 2027 Annual Meeting.
Vote Required; Recommendation of the Board
Proposal Two must be approved by the Required Vote, assuming a quorum is present. For this purpose, abstentions will be counted as a vote “AGAINST” the Proposal, while broker non-votes, if any, will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL TWO.

17

2026 PROXY STATEMENT    Proposal Three — Approval of Amended and Restated 2021 Incentive Plan
Proposal Three —Approval of the Arrowhead Pharmaceuticals, Inc. Amended and Restated 2021 Incentive Plan

On January 26, 2021, the Board adopted the Arrowhead Pharmaceuticals, Inc. 2021 Incentive Plan (the “Original Plan”), which was subsequently approved by the Company’s stockholders on March 18, 2021. The Original Plan replaced the Company’s 2013 Incentive Plan (the “Prior Plan”) with respect to the grant of new awards from and after March 18, 2021. In order to continue to provide employees, directors, consultants and key advisors with stock-based incentives, on January 21, 2026, the Board approved, subject to stockholder approval, the Arrowhead Pharmaceuticals, Inc. Amended and Restated 2021 Incentive Plan (the “Plan”) to increase the total number of shares of the Company’s common stock available for stock-based awards by 10,500,000 shares, extend the term of the Plan to January 21, 2036, and make certain other administrative changes. The Plan will become effective only after approval of stockholders at the Annual Meeting. We believe that employees, directors, consultants and key advisors should have a significant stake in the Company under programs that link compensation to stockholder return. As a result, equity compensation is considered to be an integral part of the Company’s compensation program. The Board approved the Plan because the Original Plan has very limited remaining shares available for grant and the Company does not have any other plans under which equity awards can be granted to existing employees. If stockholders do not approve this proposal, we will continue to have the authority to grant awards under the Original Plan, but the proposed 10,500,000 share increase will not be effective, which could result in a serious disruption of our compensation programs and will limit our ability to provide retention incentives to our executives and other employees. Equity awards are a significant component of total compensation for our executive officers and other employees and are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. If stockholders do not approve the proposal, we would need to grant cash and other non-equity rewards to these individuals. We believe that such alternative forms of compensation do not align employee interests with those of stockholders as efficiently as equity-based awards, and we think it is important to provide compensation that continues to effectively align employees with stockholders and which provides a total compensation package that is competitive with other companies. We strongly believe that the approval of this proposal is instrumental to our continued success.

The Board believes that the Plan will continue to promote the interests of stockholders and is consistent with principles of good corporate governance, including:

•Independent Committee. The Plan will continue to be administered by our Compensation Committee, which is composed entirely of independent directors who meet the Nasdaq standards for independence and who meet the definition of “non-employee directors” under Rule 16b-3(b)(3).

•No Discounted Stock Options or SARs. All stock option and stock appreciation rights (“SAR”) awards under the Plan must continue to have an exercise or base price that is not less than the fair market value of the underlying common stock on the date of grant.

◦No Repricing. Other than in connection with a corporate transaction affecting the Company, the Plan prohibits any repricing of stock options or SARs without stockholder approval.

◦No Dividends on Unvested Awards. Dividends or dividend equivalent amounts payable in respect of awards are subject to the same vesting and forfeiture restrictions as apply to the underlying awards.

•Minimum Vesting. All awards are still subject to a one-year minimum vesting requirement, provided that (i) we may grant up to a maximum of 5% of the aggregate number of shares available for issuance under the Plan without such a minimum vesting period, (ii) awards to non-employee directors need not comply with the one year minimum vesting requirement so long as such awards do not vest earlier than the date of the annual meeting following the grant date, provided that such annual meeting is at least 50 weeks after the immediately preceding year's annual meeting, and (iii) awards granted in connection with a merger or acquisition as a substitute or replacement award for awards held by grantees of the acquired business need not comply with the one (1) year minimum vesting requirements.

•Holding Period. All awards granted under the Plan to our Chief Executive Officer will continue to be subject to a 12-month holding period requirement pursuant to which the Chief Executive Officer may not transfer or dispose of any shares received upon exercise or settlement of an award (net of tax withholding) for a period of 12 months following the date of such exercise or settlement.

18

2026 PROXY STATEMENT    Proposal Three — Approval of Amended and Restated 2021 Incentive Plan
Existing Equity Plan Information
We currently have three plans that provide for equity-based compensation. Under the Prior Plan and Original Plan, as of January 15, 2026, 1,688,374 and 5,385,095 shares, respectively, of Arrowhead’s common stock are reserved for the grant of stock options, vesting of restricted stock awards and performance unit/share awards to employees, consultants and others. No further grants may be made under the Prior Plan. As of January 15, 2026, there were outstanding options to purchase 588,374 and 32,151 shares of common stock under the Prior Plan and the Original Plan, respectively, and there were 1,100,000 and 4,656,512 outstanding restricted stock units under the Prior Plan and the Original Plan, respectively. Also, as of January 15, 2026, there were outstanding stand-alone inducement awards granted outside of any equity compensation plan consisting of 440,713 outstanding options and 52,125 outstanding restricted stock units. In addition, the Board established the Inducement Plan during fiscal year 2024 to advance the interests of the Company by providing for the grant of stock-based awards. In accordance with Nasdaq rules, the Inducement Plan is used to offer equity awards as material inducements for new employees to join the Company. The maximum aggregate number of shares that may be issued under the inducement plan is 832,950. As of January 15, 2026, there were no outstanding options to purchase shares of common stock and there were 682,980 outstanding restricted stock units under the Inducement Plan.

The following table includes aggregated information regarding awards outstanding as of January 15, 2026 under the Prior Plan, the Original Plan, the Inducement Plan, and stand-alone inducement awards, and the proposed number of additional shares issuable under the Plan:

Outstanding SAR Awards	1,061,238
Weighted Average Exercise Price	$32.91
Weighted Average Remaining Term	3.5
Outstanding Full Value Awards	6,491,617
Number of Shares Available for Grant Under Inducement Plan	12,855
Number of Shares Available for Grant Under Original Plan	696,432
Total Shares of Common Stock Outstanding	139,794,665
Number of additional Shares Requested for Plan	10,500,000

Reasons for Seeking Stockholder Approval

The Board believes that equity grants are a critical part of the Company’s compensation program. Stockholder approval of the Plan would allow us to continue to attract and retain employees, directors, consultants and key advisors with equity incentives. The Board believes that the additional number of shares authorized to be issued under the Plan is necessary in order to continue to meet our compensation objectives. Stock-based awards comprise a significant component of the compensation of our executive management team and are important tool in attracting and retaining key employees. Furthermore, the Board believes the grant of equity based compensation awards aligns the long-term interests of stockholders and key employees.

When approving the Plan and the number of shares available for issuance thereunder, the Board considered the burn rate with respect to the equity awards granted by the Company, as well as the Company’s overhang. The burn rate is equal to the total number of equity awards the Company granted in a fiscal year divided by the weighted average common stock outstanding during the year. Overhang is equal to the total number of equity awards outstanding plus the total number of shares available for grant under the Company’s equity plans, divided by the sum of the total common stock outstanding, the number of equity awards outstanding and the total number of shares available for grant under the Company’s equity plans. The Company’s three-year average burn rate for fiscal years 2025, 2024, and 2023, was approximately 1.63%. The Company’s overhang as of January 15, 2026 was 5.6%. If the Plan is approved, the Company’s overhang would increase to 11.8% and the Company will be expected to have sufficient shares to fund future equity grants under the Plan for approximately the next five years.

Summary of the Plan

On January 21, 2026, the Board adopted the Plan, subject to approval by our stockholders. This summary is not a complete description of all provisions of the Plan and is qualified in its entirety by reference to the Plan, which is attached as Exhibit A to this Proxy Statement.

Purpose. The purpose of the Plan is to advance the Company’s interests by providing for additional shares of stock for the grant to participants of stock-based and other incentive awards.

Plan Administration. The Plan is administered by our Compensation Committee, who has the authority to, among other things, interpret the Plan, determine eligibility for, grant and determine the terms of awards under the Plan, and to do all things necessary or appropriate to carry out the purposes of the Plan. Subject to the limitations and

19

2026 PROXY STATEMENT    Proposal Three — Approval of Amended and Restated 2021 Incentive Plan
requirements set forth in the Plan, the Compensation Committee may authorize one or more officers of the Company to perform any of its duties, power and responsibilities. Our Compensation Committee’s determinations under the Plan are conclusive and binding.

Term. No awards will be made after the tenth anniversary of the Plan’s adoption, but previously granted awards may continue beyond that date in accordance with their terms.

Authorized Shares. Subject to adjustment, the maximum number of shares of our common stock that may be delivered in satisfaction of awards under the Plan is 18,500,000, reduced by any shares of common stock subject to awards made under the Prior Plan after January 1, 2021. Shares of common stock subject to outstanding awards under the Prior Plan as of January 1, 2021 that, after January 1, 2021, are canceled, expired, forfeited or otherwise not issued under such award (other than as a result of being tendered or withheld to pay the exercise price or withholding taxes in connection with any such awards) or settled in cash will be added to the number of shares of common stock issuable under the Plan.

Any shares of common stock underlying awards that are settled in cash or that otherwise expire, terminate or are forfeited prior to the issuance of stock, would again be available for issuance under the Plan. Shares of common stock that are tendered to or withheld by the Company from an award in payment of the exercise price of any award requiring exercise or in satisfaction of the tax withholding requirements with respect to any award and shares of stock purchased by the Company with proceeds from the exercise of stock options will not again be available for issuance under the Plan. Stock delivered under the Plan may be authorized but unissued stock or previously issued stock acquired by the Company. On January 15, 2026, the closing price of our common stock as reflected on Nasdaq was $66.25.

Eligibility. Our Compensation Committee selects participants from among the key employees, directors, consultants and advisors of the Company and its affiliates. Eligibility for options intended to be incentive stock options (“ISOs”) is limited to employees of the Company or certain affiliates. As of January 15, 2026, approximately 796 employees and 8 directors were eligible to participate in the Plan.

Types of Awards. The Plan provides for grants of options, SARs, restricted and unrestricted stock and stock units, performance awards, cash awards and other awards convertible into or otherwise based on shares of our stock. Dividend equivalents may also be provided in connection with awards under the Plan.

Restricted and Unrestricted Stock	A restricted stock award is an award of common stock subject to forfeiture restrictions, while an unrestricted stock award is not subject to restrictions.
Stock Options and SARs	The Plan provides for the grant of ISOs, non-qualified stock options (“NSOs”), and SARs. The exercise price of an option, and the base price against which a SAR is to be measured, may not be less than the fair market value (or, in the case of an ISO granted to a ten percent stockholder, 110% of the fair market value) of a share of common stock on the date of grant. Subject to the minimum vesting requirement described below, our Compensation Committee determines when stock options or SARs become exercisable and the terms on which such awards remain exercisable. Stock options and SARs will generally have a maximum term of ten years. SARs are payable in cash, in shares of our common stock or in a combination of cash and shares.
Stock Units	A stock unit award is denominated in shares of common stock and entitles the participant to receive stock or cash measured by the value of the shares in the future. The delivery of stock or cash under a stock unit may be subject to the satisfaction of performance or other vesting conditions.
Performance Awards	A performance award is an award the vesting, settlement or exercisability of which is subject to specified performance criteria.
Cash Awards	A cash award is an award denominated in cash.

Vesting. Subject to the minimum vesting requirement described in the next sentence, our Compensation Committee has the authority to determine the vesting schedule applicable to each award, and to accelerate the vesting or exercisability of any award. No award may be granted with terms providing for any right of vesting, exercise or lapse of vesting requirements earlier than a date that is at least one (1) year following the date of grant (or, in the case of a performance award, earlier than the one (1) year anniversary of the commencement of the performance period). Notwithstanding the foregoing, the Compensation Committee may grant up to a maximum of 5% of the aggregate number of shares available for issuance under the Plan without such a minimum vesting period. In addition, (i) awards granted to non-employee directors may vest earlier than one (1) year from the date of grant so long as such

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2026 PROXY STATEMENT    Proposal Three — Approval of Amended and Restated 2021 Incentive Plan
awards do not vest earlier than the date of the next annual meeting of stockholders following the grant date (provided such annual meeting is at least 50 weeks after the immediately preceding year’s annual meeting) and (ii) awards granted in connection with a merger or other acquisition as a substitute or replacement award for awards held by grantees of the acquired business need not comply with the one (1) year minimum vesting and exercise requirements.

In addition, all awards granted under the Plan to our Chief Executive Officer will be subject to a 12-month holding period requirement, pursuant to which the Chief Executive Officer may not transfer or dispose of any shares received upon exercise or settlement of an award (net of tax withholding) for a period of 12 months following the date of such exercise or settlement.

Termination of Employment. Our Compensation Committee determines the effect of termination of employment or service on an award. Unless otherwise provided by our Compensation Committee or in an award agreement, upon a termination of employment or service all unvested options and other awards requiring exercise will terminate and all other unvested awards will be forfeited.

Performance Criteria. The Plan provides that grants of performance awards may be made based upon, and subject to achieving, “performance objectives” over a specified performance period. Performance objectives may include, without limitation, a measure of performance relating to any, or any combination of, the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings.

Transferability. Awards under the Plan may not be transferred except by will or by the laws of descent and distribution, unless (for awards other than ISOs) otherwise provided by our Compensation Committee.

Corporate Transactions. In the event of a consolidation, merger or similar transaction, a sale or transfer of all or substantially all of the Company’s assets or a dissolution or liquidation of the Company, our Compensation Committee may, among other things, provide for the continuation or assumption of outstanding awards, for new grants in substitution of outstanding awards, for the accelerated vesting or delivery of shares under awards or for a cash-out of outstanding awards, in each case on such terms and with such restrictions as it deems appropriate.

Change in Control. Unless otherwise expressly provided for in the award agreement or another contract, including an employment or severance agreement or severance plan, or under the terms of a transaction constituting a Change in Control (as defined in the Plan), in the event of a Change in Control, each outstanding award will fully vest and become exercisable, including to the maximal value of performance awards. Except as our Compensation Committee may otherwise determine awards not assumed or exercised will terminate in connection with such corporate transaction.

Adjustment. In the event of certain corporate transactions (including, but not limited to, a stock dividend, stock split or combination of shares, recapitalization or other change in the Company’s capital structure that constitutes an equity restructuring within the meaning of ASC 718), the Compensation Committee will make appropriate adjustments to the maximum number of shares that may be delivered under the Plan, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards, the exercise prices of such awards or any other terms of awards affected by such change. Our Compensation Committee may also make the types of adjustments described above to take into account distributions to stockholders and events other than those listed above if it determines that such adjustments are appropriate to avoid distortion in the operation of the plan.

Amendment and Termination. Our Compensation Committee can amend the Plan or outstanding awards, or terminate the Plan as to future grants of awards, except that our Compensation Committee will not be able alter the terms of an award if it would affect materially and adversely a participant’s rights under the award without the participant’s consent (unless expressly provided in the Plan or reserved by our Compensation Committee at the time of grant). Stockholder approval will be required for any amendment to the extent such approval is required by law, including the Code or applicable stock exchange requirements.

Federal Income Tax Consequences Under the Plan

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2026 PROXY STATEMENT    Proposal Three — Approval of Amended and Restated 2021 Incentive Plan

The following is a summary of some of the material federal income tax consequences associated with the grant and exercise of awards under the Plan under current federal tax laws and certain other tax considerations associated with awards under the Plan. The summary does not address tax rates or non-U.S., state, or local tax consequences, nor does it address employment-tax or other federal tax consequences except as noted.

Restricted Stock. A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company. However, a participant may make an election under Section 83(b) of the Code to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. An 83(b) election must be made not later than thirty days after the transfer of the shares to the participant and must satisfy certain other requirements. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to the Company. Fair market value for this purpose is determined without regard to the forfeiture restrictions. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the Plan, the holding period in the shares begins when the participant realizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.

ISOs. In general, a participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. With some exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

NSOs. In general, a participant has no taxable income upon the grant of an NSO but realizes income in connection with exercise of the option in an amount equal to the excess (at time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is generally available to the Company. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which the Company is not entitled to a deduction. An ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is generally treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

SARs. The grant of a SAR does not itself result in taxable income, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares of stock or receives payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the fair market value of any stock received. A corresponding deduction is generally available to the Company.

Restricted Stock Units. The grant of a restricted stock unit does not itself generally result in taxable income. Instead, the participant is taxed upon vesting (and a corresponding deduction is generally available to the Company), unless he or she has made a proper election to defer receipt of the shares (or cash if the award is cash settled) under Section 409A of the Code (“Section 409A”). If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.

Section 409A. Section 409A imposes an additional 20% income tax, plus, in some cases, a further income tax in the nature of interest, on nonqualified deferred compensation that does not comply with deferral, payment-timing and other formal and operational requirements specified in Section 409A and related regulations and that is not exempt from those requirements. Stock options and SARs granted under the Plan are intended to be exempt from Section 409A. The Plan gives the Compensation Committee the flexibility to prescribe terms for other awards that are consistent with the requirements of, or an exemption from, Section 409A.

Certain Change of Control Payments. Under Section 280G of the Code, the vesting or accelerated exercisability of options or the vesting and payments of other awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial

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2026 PROXY STATEMENT    Proposal Three — Approval of Amended and Restated 2021 Incentive Plan
portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards, may be subject to an additional 20% federal tax and may be non-deductible to the Company.

Plan Benefits; Market Value of Securities
The benefits that will be awarded or paid in the future under the Plan are not currently determinable as awards under the Plan are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or who might receive them. As of January 15, 2026, awards covering 7,926,708 shares of our common stock have been granted under the Original Plan. The following table shows information regarding the distribution of awards covering such shares as of such date among the persons and groups identified below. The closing market price of our common stock as reflected on Nasdaq on January 15, 2026 was $66.25.

Name and Position	Number of Options Granted (#)	Number of Shares Subject to Stock Awards (#)
Christopher Anzalone, President and Chief Executive Officer	—	1,625,753
James Hamilton, Chief Medical Officer	—	365,000
Daniel Apel, Chief Financial Officer	—	75,000
Patrick O’Brien, Chief Operating Officer	—	385,000
All current executive officers as a group (4 persons)	—	2,450,753
Kenneth Myszkowski, Former Chief Financial Officer	—	295,000
Tracie Oliver, Former Chief Commercial Officer	—	75,500
All current directors who are not executive officers as a group (7 persons)	22,965	372,909
Each nominee for election as a director	—	—
Each associate of any such directors, executive officers, or nominees	—	—
Each other person who received or is to receive 5% of such options, warrants, or rights	—	—
All current employees, including all current officers who are not executive officers, as a group	9,186	4,545,845

Registration

If our stockholders approve the Plan, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the additional shares available for issuance under the plan.

The Board is asking stockholders to cast a vote “FOR” the following resolution:

“RESOLVED, that the stockholders of the Company approve the Arrowhead Pharmaceuticals, Inc. Amended & Restated 2021 Incentive Plan in a form substantially as provided in Exhibit A to this Proxy Statement.”

Vote Required; Recommendation of the Board

Proposal Three must be approved by the Required Vote, assuming a quorum is present. For this purpose, abstentions will be counted as a vote “AGAINST” the Proposal, while broker non-votes, if any, will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL THREE.

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2026 PROXY STATEMENT    Executive Compensation
Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS

The following compensation discussion and analysis contains statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of Arrowhead’s executive compensation program and should not be understood to be statements of management’s expectations or guidance. Arrowhead cautions investors not to apply these statements to other contexts. Fiscal years are denoted as fiscal years, all other year references refer to calendar years.
This Compensation Discussion and Analysis describes the compensation program for our NEOs. During fiscal 2025, these individuals were:

•Christopher Anzalone, our President and Chief Executive Officer (our “CEO”);
•James Hamilton, our Chief Medical Officer (our “CMO”);
•Daniel Apel, our Chief Financial Officer (our “CFO” after April 2025)
•Patrick O’Brien, our Chief Operating Officer (our “COO”)*;
•Kenneth Myszkowski, our former Chief Financial Officer (our “Former CFO”); and
•Tracie Oliver, our former Chief Commercial Officer (our "Former CCO").
*Mr. O'Brien also served as our General Counsel until December 17, 2025
This Compensation Discussion and Analysis describes the material elements of our executive compensation program during fiscal 2025. It also provides an overview of our executive compensation philosophy and objectives and summarizes our executive compensation policies and practices. Finally, it analyzes how and why the Compensation Committee of our Board arrived at the specific compensation decisions for our executive officers, including our NEOs, for fiscal 2025, including the key factors that the Compensation Committee considered in determining their compensation.
Our Company
We develop medicines that treat intractable diseases by silencing the genes that cause them. Using a broad portfolio of RNA chemistries and efficient modes of delivery, our therapies trigger the RNA interference mechanism to induce rapid, deep and durable knockdown of target genes. RNA interference, or RNAi, is a mechanism present in living cells that inhibits the expression of a specific gene, thereby affecting the production of a specific protein. Arrowhead’s RNAi-based therapeutics leverage this natural pathway of gene silencing.
Arrowhead is focused on developing innovative drugs for diseases with a genetic basis, typically characterized by the overproduction of one or more proteins. The depth and versatility of our RNAi technologies enable us to potentially address conditions in virtually any therapeutic area and pursue disease targets that are not otherwise addressable by small molecules and biologics.
Business Highlights

During fiscal year 2025 and through the date of this Proxy Statement, the Company continued to develop and advance its pipeline and partnered candidates and expand its facilities to support its growing programs. The bullets below highlight some of these key developments; however, this list is not all-inclusive.

•Completed upsized offerings of convertible senior notes, common stock, and pre-funded warrants with gross proceeds of $930 million meaningfully strengthening the company’s balance sheet and expected to provide funding through multiple potential commercial launches.

•Announced interim results from two Phase 1/2a clinical trials of ARO-INHBE and ARO-ALK7, the company’s investigational RNA interference (RNAi) therapeutics being developed as potential treatments for obesity, showing:

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2026 PROXY STATEMENT    Executive Compensation
◦ARO-INHBE in combination with tirzepatide, a GLP-1/GIP receptor co-agonist, doubled weight loss and tripled reductions in visceral fat, total fat, and liver fat versus tirzepatide alone in obese patients with type 2 diabetes mellitus.

◦ARO-ALK7, the first RNAi-therapeutic to show adipocyte gene target silencing in a clinical trial, achieved dose dependent reductions in adipose ALK7 mRNA with a mean reduction of -88% at the 200 mg dose at week 8 with a maximum reduction of -94%.

•On December 2, 2025, the United States Food and Drug Administration (FDA) granted Breakthrough Therapy designation to investigational plozasiran as an adjunct to diet to reduce triglyceride (TG) levels in adults with severe hypertriglyceridemia (SHTG) (TG levels greater than or equal to 500 mg/dL);

•On November 20, 2025, the Company earned a $200.0 million milestone payment from Sarepta, which was paid on January 15, 2026. The milestone was earned when Arrowhead achieved the second development milestone event in a Phase 1/2 clinical study of ARO-DM1, also called SRP-1003, an investigational RNAi therapeutic for the treatment of type 1 myotonic dystrophy (DM1), the most common adult-onset muscular dystrophy. The second milestone event included the achievement of a patient enrollment target, drug safety committee review and subsequent authorization to dose escalate and proceed, and completion of day 105 study visit by at least one patient in the clinical trial;

•The FDA approved the Company's New Drug Application (NDA) for REDEMPLO (plozasiran) injection for Familial Chylomicronemia Syndrome (FCS), on November 18, 2025. This approval was supported by clinical data from the Phase 3 PALISADE study, a randomized, double-blind, placebo-controlled trial in adults with clinically diagnosed or genetically confirmed FCS. The PALISADE study met its primary endpoint and all multiplicity-controlled key secondary endpoints, including demonstrating significant reductions in triglycerides and APOC3. In PALISADE, 25 mg REDEMPLO achieved deep and durable reductions in triglycerides, with a median change from baseline of -80% versus -17% in the pooled placebo group, and a lower numerical incidence of acute pancreatitis compared with placebo. The Company subsequently received approvals for REDEMPLO for the treatment of FCS from the Chinese National Medical Products Administration and Health Canada;

•Filed a request for regulatory clearance to initiate a Phase 1/2a clinical trial of ARO-DIMER-PA, the Company’s investigational RNA interference (RNAi) therapeutic being developed as a potential treatment for atherosclerotic cardiovascular disease (ASCVD) due to mixed hyperlipidemia. ARO-DIMER-PA is designed to silence expression of the proprotein convertase subtilisin kexin 9 (PCSK9) and apolipoprotein C3 (APOC3) genes. This represents an important step forward for the RNAi field as it is the first clinical candidate to target two genes simultaneously in one molecule, enabled by Arrowhead’s innovative and proprietary TRiM platform;

•Dosed the first subjects in a Phase 1/2a clinical trial of ARO-MAPT, the Company’s investigational RNAi therapeutic being developed as a potential treatment for tauopathies including Alzheimer’s disease, a progressive neurodegenerative disease characterized by cognitive and functional decline. Alzheimer’s disease is the most common cause of dementia and is estimated to affect 32 million people worldwide and is part of a group of neurodegenerative diseases called tauopathies that are marked by the abnormal accumulation and formation of tau tangles in neurons;

•On August 29, 2025, the Company entered into a global licensing and collaboration agreement with Novartis for ARO-SNCA, Arrowhead’s preclinical stage siRNA therapy against alpha-synuclein for the treatment of synucleinopathies, such as Parkinson’s Disease, and for other additional collaboration targets that will utilize Arrowhead’s proprietary TRiMTM platform. Upon closing of the transaction in October 2025, the Company received $200.0 million as an upfront payment and is eligible to receive up to $2.0 billion in potential milestone payments plus royalties on commercial sales;

•Triggered a $100.0 million milestone payment from Sarepta, which was achieved on July 27, 2025, when the Company reached the first of two prespecified enrollment targets and subsequent authorization to dose escalate in a Phase 1/2 clinical study of ARO-DM1, an investigational RNAi therapeutic for the treatment of type 1 myotonic dystrophy (DM1). Arrowhead received $53.2 million worth of Arrowhead common stock and $50.0 million in cash from Sarepta Therapeutics, satisfying the payment of the $100.0 million milestone owed to Arrowhead.

•Announced the signing of an asset purchase agreement between Sanofi and Visirna, a majority-owned subsidiary of the Company, created to develop and commercialize four of the Company’s investigational cardiometabolic candidates in Greater China. Under the terms of the agreement, Sanofi acquired rights to develop and commercialize investigational plozasiran, the Company's first-in-class RNAi therapeutic candidate

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2026 PROXY STATEMENT    Executive Compensation
designed to reduce production of apolipoprotein C-III (APOC3) as a potential treatment for familial chylomicronemia syndrome (FCS) and severe hypertriglyceridemia (sHTG), in Greater China;

•Initiated and dosed the first subject in the YOSEMITE Phase 3 clinical trial of zodasiran, the Company’s investigational RNAi therapeutic being developed as a potential treatment for homozygous familial hypercholesterolemia (HoFH), a rare genetic condition that leads to severely elevated LDL-cholesterol and early onset cardiovascular disease;

•Completed enrollment of SHASTA-3, SHASTA-4, and MUIR-3 Phase 3 clinical trials of plozasiran. The Company’s global Phase 3 clinical studies are designed to support regulatory submissions for approval of investigational plozasiran in the treatment of severe hypertriglyceridemia;

•Initiated a Phase 1/2a clinical trial of ARO-ALK7 for the treatment of obesity. ARO-ALK7 is the first RNAi-based therapy designed to silence adipocyte expression of the ACVR1C gene to reduce the production of Activin receptor-like kinase 7 (ALK7), which acts as a receptor in a pathway that regulates energy homeostasis in adipose tissue;

•Announced Topline results from Part 2 of a Phase 1/2 clinical study of ARO-C3, the Company’s investigational RNAi therapeutic designed to reduce liver production of complement component 3 (C3) as a potential therapy for various complement mediated diseases. ARO-C3 achieved reductions in alternative pathway complement activity and proteinuria;

•Entered into a global licensing and collaboration agreement with Sarepta on November 25, 2024, which closed on February 7, 2025. Upon closing, the Company received $325.0 million through the purchase of 11,926,301 shares of Company common stock by Sarepta, at a price per share of $27.25, and received $500.0 million as an upfront payment on February 24, 2025. The Company will also receive $250.0 million to be paid in equal installments over five years and was eligible to receive the DM1 milestones described above which were already earned. Additionally, the Company is eligible to receive royalties on commercial sales and up to approximately $10.0 billion in future potential milestone payments;

•GSK dosed its fifth patient in a Phase 2 trial in December 2024, triggering a $2.5 million milestone payment to the Company which was paid in the second quarter of fiscal 2025;

•Announced that the Company dosed the first subjects in a Phase 1/2a clinical trial of ARO-INHBE; and

•Presented interim results from a Phase 1/2a clinical study of ARO-CFB at the 8th Complement-Based Drug Development Summit. The study resulted in multiple findings including: (1) ARO-CFB led to dose dependent reductions in circulating CFB protein by up to 90% with greater than 3 months duration, (2) single and multiple doses of ARO-CFB led to near complete inhibition of alternative pathway activity based on Wieslab AP, and (3) single and multiple doses of ARO-CFB led to near complete inhibition of alternative pathway hemolytic activity, measured by AH50.
Business Development

Sarepta Therapeutics, Inc. ("Sarepta")

On November 25, 2024, the Company entered into an Exclusive License and Collaboration Agreement (the “Sarepta Collaboration”) with Sarepta Therapeutics, Inc. (“Sarepta”) for the co-development and commercialization of ARO-DUX4, ARO-DM1, ARO-MMP7, and ARO-ATXN2 clinical stage programs. Sarepta also received an exclusive sublicensable worldwide license to the Company’s ARO-HTT, ARO-ATXN1, and ARO-ATXN3 preclinical stage programs.
Pursuant to the Sarepta Collaboration, Sarepta may select up to six gene targets for which the Company will perform discovery, optimization and preclinical development activities to identify RNAi compounds against each selected target. Upon completion of the Company’s preclinical activities, Sarepta will receive an exclusive license to the Company’s intellectual property rights to exploit those compounds and be wholly responsible for clinical development and commercialization of each compound.

In connection with the Sarepta Collaboration, on November 25, 2024, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with an affiliate of Sarepta for a private placement of shares of common stock of the Company (the “Private Placement”). Pursuant to the Stock Purchase Agreement, the Company

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2026 PROXY STATEMENT    Executive Compensation
sold 11,926,301 shares of common stock, at a price per share of $27.25, for an aggregate value of approximately $325.0 million.

The Sarepta Collaboration and Private Placement closed concurrently in February 2025.

On July 27, 2025, the Company triggered a $100.0 million milestone payment from Sarepta when the Company reached the first of two prespecified enrollment targets and subsequent authorization to dose escalate in a Phase 1/2 clinical study of ARO-DM1. In satisfaction of the amount owed by Sarepta, the Company elected to receive $53.2 million worth of Arrowhead common stock, at a price per share of $18.79, and $50 million in cash from Sarepta.

On November 20, 2025, the Company triggered a $200.0 million milestone payment when the Company achieved the second of two prespecified enrollment targets and subsequent authorization to dose escalate and proceed in a Phase 1/2 clinical study of ARO-DM1, which was paid on January 15, 2026.

Taken together, the Company received $500.0 million as an upfront payment under the Sarepta Collaboration, $325.0 million in the form of an equity investment under the Stock Purchase Agreement, and $250.0 million to be paid in annual installments of $50.0 million over 5 years. The Company has also triggered $300.0 million in near-term payments associated with the continued enrollment of certain cohorts of a Phase 1/2 study, discussed above. Further, for each of the 13 programs, the Company is eligible to receive development milestone payments between $110.0 million and $180.0 million per program and sales milestone payments between $500.0 million and $700.0 million per program. The Company is also eligible to receive tiered royalties on net sales of licensed products of up to the low double digits.

Sanofi

On August 1, 2025, Visirna Therapeutics HK Limited (“Visirna HK”), a wholly owned subsidiary of Visirna Therapeutics, Inc, a majority owned subsidiary of the Company, entered into an Asset Purchase Agreement with Genzyme Corporation (“Sanofi”), a wholly owned subsidiary of Sanofi S.A., pursuant to which Visirna HK sold all of its assets and rights in investigational plozasiran to Sanofi, which included an assignment of Visirna HK’s rights (as successor by assignment from Visirna) to develop and commercialize investigational plozasiran in Greater China pursuant to that certain License Agreement by and between the Company and Visirna dated, April 25, 2022. As part of this transaction with Sanofi, the Company recorded $130.0 million in revenue during fiscal 2025. Further, pursuant to the agreement, Visirna earned a $10.0 million milestone from Sanofi for the approval of REDEMPLO(R) (plozasiran) for the treatment of FCS in the People's Republic of China.

Novartis Pharma AG ("Novartis")
On August 29, 2025, the Company entered into a global licensing and collaboration agreement with Novartis for ARO-SNCA, Arrowhead’s preclinical stage siRNA therapy against alpha-synuclein for the treatment of synucleinopathies, such as Parkinson’s Disease, and for other additional collaboration targets that will utilize Arrowhead’s proprietary TRiMTM platform. Upon closing on October 17, 2025, the Company received $200.0 million as an upfront payment and is eligible to receive up to $2.0 billion in potential milestone payments plus royalties on commercial sales.

Platform
In fiscal 2025, the Company continued to develop and deploy its Targeted RNAi Molecule platform (“TRiM™”) to identify and develop new therapeutics. TRiMTM utilizes ligand-mediated delivery and is designed to enable tissue-specific targeting, while being structurally simple. Targeting has been core to the Company’s development philosophy and the TRiMTM platform builds on more than a decade of work on actively targeted drug delivery vehicles. The TRiMTM platform is designed to offer several potential competitive advantages including:

•A more sophisticated RNAi trigger selection and screening process that identifies potent sequences rapidly in locations that RNAi competitors may miss;
•Multiple routes of administration including subcutaneous, intravenous and inhaled;
•Faster time to clinical candidates;
•Optimal pharmacologic activity and long duration-of-effect;
•Potentially wide safety margins;
•Simplified manufacturing at reduced cost; and

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2026 PROXY STATEMENT    Executive Compensation
•The ability to take RNAi to tissues beyond the liver, including seven different tissue types with ongoing clinical programs.
Approved Products

REDEMPLO (plozasiran) is approved by the U.S. Food and Drug Administration as an adjunct to diet to reduce triglycerides for adults with Familial Chylomicronemia Syndrome (FCS). REDEMPLO (plozasiran) is also approved by the Chinese National Medical Products Administration (NMPA). In addition, Health Canada has issued a Notice of Compliance (NOC) authorizing REDEMPLO™ (plozasiran) as an adjunct to diet to reduce triglycerides in adults with familial chylomicronemia syndrome (FCS) for whom standard triglyceride lowering therapies have been inadequate. REDEMPLO is an siRNA therapeutic designed to suppress the production of apolipoprotein C-III (APOC3), a protein produced in the liver that raises triglyceride levels by slowing their breakdown and clearance. By targeting the APOC3 gene with sustained silencing, REDEMPLO delivers significant reductions in triglyceride levels. REDEMPLO is the first and only FDA-approved siRNA treatment studied in both genetically confirmed and clinically diagnosed patients living with FCS.

Pipeline
Arrowhead is focused on developing innovative drugs for diseases with a genetic basis, typically characterized by the overproduction of one or more proteins that are involved with disease. The depth and versatility of Arrowhead's RNAi technologies enables Arrowhead to potentially address conditions in many therapeutic areas and pursue disease targets that are not otherwise addressable by small molecules and biologics. Arrowhead is focused on bringing the promise of RNAi to address diseases outside of the liver, and its pipeline now includes disease targets in the liver, lung, muscle and CNS.
The timing of our planned and already filed clinical trial applications (“CTA”) discussed below are based on calendar years, not fiscal years.

Plozasiran (ARO-APOC3) - Severe Hypertriglyceridemia (sHTG)

Severe Hypertriglyceridemia is a disease characterized by elevated triglyceride levels > 500 mg/dL. Severely elevated triglycerides in patients with severe hypertriglyceridemia (sHTG) or familial chylomicronemia syndrome (FCS), a rare genetic disorder, can result in potentially fatal acute pancreatitis.

Plozasiran (formerly ARO-APOC3) is designed to reduce production of apolipoprotein C-III (APOC3), a component of triglyceride rich lipoproteins (TRLs) including Very Low Density Lipoprotein (VLDL) and chylomicrons, a key regulator of triglyceride metabolism. The Company believes that knocking down the hepatic production of APOC3 may result in reduced VLDL synthesis and assembly, enhanced breakdown of TRLs, and better clearance of VLDL and chylomicron remnants.

We are conducting multiple Phase 3 studies to potentially support regulatory filings for approval in sHTG, pending successful completion, including SHASTA-3, SHASTA-4, SHASTA-5, and MUIR-3.

Zodasiran (ARO-ANG3) - Homozygous Familial Hypercholesterolemia (HoFH)

Dyslipidemia and Hypertriglyceridemia are risk factors for atherosclerotic coronary heart disease and cardiovascular events.

Zodasiran (formerly ARO-ANG3) is designed to reduce production of angiopoietin-like protein 3 (ANGPTL3), a liver synthesized inhibitor of lipoprotein lipase and endothelial lipase. ANGPTL3 inhibition has been shown to lower serum LDL, serum and liver triglyceride and has genetic validation as a novel target for cardiovascular disease. The Company is currently investigating zodasiran in one Phase 3 clinical trial (YOSEMITE) to evaluate the efficacy and safety of zodasiran in adolescent and adult subjects with HoFH.

ARO-INHBE - Obesity

ARO-INHBE is designed to reduce the hepatic expression of the INHBE gene and its secreted gene product, Activin E. INHBE is a promising genetically validated target in which loss-of-function INHBE variants in humans are associated with lower risk of obesity and metabolic diseases, such as type 2 diabetes. The Company is currently investigating ARO-INHBE in a Phase 1/2a clinical trial.

ARO-ALK7- Obesity

ARO-ALK7 is designed to silence adipocyte expression of the ACVR1C gene to reduce the production of Activin receptor-like kinase 7 (ALK7), which acts as a receptor in a pathway that regulates energy homeostasis in adipose

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2026 PROXY STATEMENT    Executive Compensation
tissue. In large genetic datasets, reduced ACVR1C expression has been associated with healthier adipose distribution and reduced risk of obesity-related metabolic complications. The Company is currently investigating ARO-ALK7 in a Phase 1/2a clinical trial.

ARO-C3 - Complement Mediated Renal Disease

A number of rare renal diseases result from uncontrolled activation of the alternative pathway of complement, leading to progressive glomerular damage, proteinuria, hematuria, and impaired kidney function, and often resulting in end-stage renal disease (ESRD). In addition, dysregulation of the alternative complement pathway has been shown to play a role in the pathogenesis and progression of disease in some of the more common glomerulopathies. Silencing complement component 3 (C3) may be a therapeutic approach for treatment of these conditions.

ARO-C3 is designed to reduce production of C3 as a potential therapy for patients with various complement mediated or complement associated renal diseases. The Company is currently investigating ARO-C3 in a Phase 1/2a clinical trial.

ARO-CFB - Complement Mediated Disease

A number of rare renal diseases result from uncontrolled activation of the alternative pathway of complement, leading to progressive glomerular damage, proteinuria, hematuria, and impaired kidney function, and often resulting in end-stage renal disease (ESRD). In addition, dysregulation of the alternative complement pathway has been shown to play a role in the pathogenesis and progression of disease in some of the more common glomerulopathies. Silencing complement factor B (CFB) may be a therapeutic approach for treatment of these conditions.

ARO-CFB is designed to reduce hepatic expression of CFB, which plays an important regulatory role in amplifying complement alternative pathway activation and has been identified as a promising therapeutic target. ARO-CFB is being developed as a potential treatment for complement mediated kidney diseases such as immunoglobulin A nephropathy (IgAN), which is the most common glomerular disease worldwide and carries a high lifetime risk of progression to end-stage renal disease. Additionally, ARO-CFB may have clinical applications in non-renal diseases involving complement activation. The Company is currently investigating ARO-CFB in a Phase 1/2a clinical trial.
ARO-RAGE - Inflammatory Pulmonary Disease

ARO-RAGE is designed to reduce production of the Receptor for Advanced Glycation End products (RAGE) as a potential treatment for various inflammatory pulmonary diseases. The Company is currently investigating ARO-RAGE in a Phase 2a clinical trial.

ARO-PNPLA3 - Metabolic-dysfunction Associated Steatohepatitis (MASH)

MASH is a subgroup of steatotic liver disease (MASLD) in which hepatic cell injury and inflammation has developed over background steatosis. The I148M genetic variant in the PNPLA3 gene is involved with the underlying pathophysiology and is a known risk factor for hepatic steatosis, steatohepatitis, elevated plasma liver enzyme levels, hepatic fibrosis and cirrhosis. The rising prevalence of MASH presents a significant health burden in many developed countries.

ARO-PNPLA3 (formerly JNJ-75220795) is an investigational RNAi therapeutic designed to reduce liver expression of patatin-like phospholipase domain containing 3 (PNPLA3) as a potential treatment for patients with metabolic-dysfunction associated steatohepatitis (MASH). PNPLA3 has strong genetic and preclinical validation as a driver of fat accumulation and damage in the livers of patients who carry the common I148M mutation. Former licensee Janssen Pharmaceuticals, Inc. investigated ARO-PNPLA3 in two Phase 1 clinical trials.

ARO-MAPT - Alzheimer's and Tauopathies

Aggregation of the toxic tau protein is believed to be a key driver in multiple tauopathies, including Alzheimer’s disease. By preventing or potentially reversing tau protein accumulation in subjects with mild cognitive impairment due to Alzheimer’s disease and mild Alzheimer’s disease dementia, ARO-MAPT has the potential to prevent or slow disease progression.

ARO-MAPT is Arrowhead’s first investigational RNAi-based therapy to utilize a new proprietary delivery system which, in preclinical studies, has achieved blood-brain-barrier penetration and deep knockdown of target genes across the central nervous system (CNS), including deep brain regions, after subcutaneous injections. ARO-MAPT is designed to silence CNS expression of the microtubule associated protein tau (MAPT) gene, which encodes the tau protein.

The Company has dosed the first subjects in a Phase 1/2a clinical trial of ARO-MAPT.

ARO-DIMER-PA - Mixed Hyperlipidemia
Mixed Hyperlipidemia is a highly prevalent disorder characterized by elevated low-density lipoprotein cholesterol (LDL-C) and triglyceride (TG) levels and is a major risk factor for ASCVD, which is the leading cause of mortality worldwide and associated with substantial morbidity and healthcare costs.

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2026 PROXY STATEMENT    Executive Compensation

ARO-DIMER-PA is a dual functional RNAi molecule designed to silence expression of the proprotein convertase subtilisin kexin 9 (PCSK9) and apolipoprotein C3 (APOC3) genes in hepatocytes. Prior clinical experience with other investigational and approved agents suggests that PCSK9 and APOC3 inhibition may lead to robust reductions in LDL-C, TGs, triglyceride rich lipoprotein remnants, and total atherogenic lipoproteins. This represents an important step forward for the RNAi field as it is the first clinical candidate to target two genes simultaneously in one molecule, enabled by Arrowhead’s innovative and proprietary TRiM platform.

The Company has filed for regulatory clearance to initiate a Phase 1/2a clinical trial of ARO-DIMER-PA

Partnered Programs

Sarepta Therapeutics, Inc.
SRP-1001 (formerly ARO-DUX4) - Facioscapulohumeral Muscular Dystrophy (FSHD)

Facioscapulohumeral muscular dystrophy (FSHD) is an autosomal dominant disease associated with the failure to maintain complete epigenetic suppression of DUX4 expression in differentiated skeletal muscle, leading to overexpression of DUX4, which is myotoxic and can lead to muscle degeneration. As DUX4 expression is recognized as the cause of muscle pathology in FSHD patients, the Company believes that the selective targeting and knockdown of DUX4 using RNAi may prevent or reverse downstream myotoxicity and lead to muscle repair and improvement in muscle function in patients. There are currently no effective treatments specifically for FSHD.

SRP-1001 is designed to target the gene that encodes human double homeobox 4 (DUX4) protein as a potential treatment for patients with facioscapulohumeral muscular dystrophy. The Company is currently investigating SRP-1001 in a Phase 1/2a clinical trial.
SRP-1003 (formerly ARO-DM1) - Type 1 Myotonic Dystrophy

Type 1 myotonic dystrophy is an autosomal dominant, debilitating, chronic progressive multisystem disorder characterized by an expansion of a highly unstable CUGexp in the DMPK gene. Patients with DM1 have muscle weakness and wasting, myotonia, cataracts, and often have cardiac conduction abnormalities, and may become physically disabled and have a shortened life span.

SRP-1003 is designed to reduce expression of the dystrophia myotonica protein kinase (DMPK) gene. There is currently no approved disease-modifying therapy for type 1 myotonic dystrophy (DM1). Treatments have focused on symptomatic management, including physical therapy, exercise, ankle-foot orthoses, wheelchairs, and other assistive devices. The Company is currently investigating SRP-1003 in a Phase 1/2a clinical trial.

SRP-1002 (formerly ARO-MMP7) - Idiopathic Pulmonary Fibrosis (IPF)

Idiopathic Pulmonary Fibrosis (IPF) is a chronic interstitial lung disease characterized by progressive fibrosis.

SRP-1002 is designed to reduce expression of matrix metalloproteinase 7 (MMP7) as a potential treatment for IPF. The Company is currently investigating SRP-1002 in a Phase 1/2a clinical trial.

SRP-1004 (formerly ARO-ATXN2) - Spinocerebellar Ataxia 2 (SCA2)

SCA2 is a progressive cerebellar ataxia with instability of stance, speech and swallow disorder, pain, spasticity, and ocular signs, caused by gain of function of mutant expanded polyQ ATXN2 protein.

SRP-1004 is designed to reduce the expression of the ATXN2 gene as a potential treatment for spinocerebellar ataxia 2 (SCA2). The Company is currently investigating SRP-1004 in a Phase 1 clinical trial.

SRP-1005 (formerly ARO-HTT) is designed to reduce the expression of the Huntingtin gene as a potential treatment for Huntington’s disease. Sarepta is currently investigating SRP-1005 in a Phase 1 clinical trial.

ARO-ATXN1 is designed to reduce the expression of the ATXN1 gene as a potential treatment for spinocerebellar ataxia 1 (SCA1).

ARO-ATXN3 is designed to reduce the expression of the ATXN3 gene as a potential treatment for spinocerebellar ataxia 3 (SCA3).

Takeda Pharmaceuticals U.S.A., Inc.
Fazirsiran (formerly ARO-AAT) is a subcutaneously administered RNAi therapeutic being developed as a treatment for liver disease associated with alpha-1 antitrypsin deficiency (AATD), which is a rare genetic disorder that severely damages the liver and lungs of affected individuals.

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2026 PROXY STATEMENT    Executive Compensation

AATD is a genetic disorder associated with liver disease in children and adults, and pulmonary disease in adults. AAT is a circulating glycoprotein protease inhibitor that is primarily synthesized and secreted by liver hepatocytes. Its physiologic function is the inhibition of neutrophil protease to protect healthy lung tissues during inflammation and prevent tissue damage. The most common disease variant, the Z mutant, has a single amino acid substitution that results in improper folding of the protein. The mutant protein cannot be effectively secreted and accumulates in globules in the hepatocytes. This triggers continuous hepatocyte injury, leading to fibrosis, cirrhosis, and increased risk of hepatocellular carcinoma.

Individuals with the homozygous PiZZ genotype have severe deficiency of functional AAT leading to pulmonary disease and hepatocyte injury and liver disease. Lung disease in this patient population is frequently treated with AAT augmentation therapy. However, augmentation therapy does nothing to treat liver disease, and there is no specific therapy for hepatic manifestations. There is a significant unmet need as liver transplant, with its attendant morbidity and mortality, is currently the only available treatment.

Fazirsiran is designed to reduce production of the mutant Z-AAT protein by silencing the AAT gene in order to prevent accumulation of Z-AAT in the liver, allow clearance of the accumulated Z-AAT protein, prevent repeated cycles of cellular damage, and possibly prevent or even reverse the progression of liver fibrosis.

The goal of fazirsiran treatment is prevention and potential reversal of Z-AAT accumulation-related liver injury and fibrosis. Reduction of inflammatory Z-AAT protein, which has been clearly defined as the cause of progressive liver disease in AATD patients, is important as it is expected to halt the progression of liver disease and allow fibrotic tissue repair.

Takeda is conducting multiple Phase 3 studies for the treatment of AATD liver disease including the REDWOOD study.
Amgen Inc.

Olpasiran (formerly AMG 890 and ARO-LPA) is a subcutaneously administered RNAi therapeutic designed to reduce production of apolipoprotein A, a key component of lipoprotein(a), which has been genetically linked with increased risk of cardiovascular diseases, independent of cholesterol and LDL levels.

Amgen completed a Phase 2 clinical study evaluating the efficacy, safety, and tolerability of olpasiran in subjects with elevated levels of lipoprotein(a). Amgen reported Phase 2 clinical results at the American Heart Association (AHA) Scientific Sessions in November 2022 and simultaneously published in the New England Journal of Medicine. Amgen began evaluating olpasiran in a Phase 3 study (OCEAN) to assess the impact of olpasiran on major cardiovascular events in participants with atherosclerotic cardiovascular disease and elevated lipoprotein(a), in a double-blind, randomized, placebo-controlled, multi center study in December 2022.

GlaxoSmithKline Intellectual Property (No. 3) Limited (“GSK”)
GSK-4532990 (formerly ARO-HSD) is designed to reduce production of hydroxysteroid 17-beta dehydrogenase 13 (HSD17B13). Published human genetic data indicate that a loss of function mutation in HSD17B13 provides strong protection against metabolic-dysfunction associated steatohepatitis (MASH) cirrhosis and alcoholic hepatitis and cirrhosis. GSK is conducting Phase 2b clinical trials in patients with MASH and alcohol-related liver disease (ALD).
GSK5637608 (formerly JNJ-3989 and ARO-HBV) is designed to silence all HBV gene products and intervenes upstream of the reverse transcription process where current standard-of-care nucleotide and nucleoside analogues act. GSK initiated a Phase 2 study of daplusiran/tomligisiran followed by bepirovirsen in patients with chronic hepatitis B.

Financial Results

•Revenue — Generated revenue of $829.4 million in fiscal 2025, $3.6 million in fiscal 2024 and $240.7 million in fiscal 2023;
•Net Loss attributable to Arrowhead Pharmaceuticals, Inc. — Recorded net loss of $1.6 million in fiscal 2025, $599.5 million in fiscal 2024 and $205.3 million in fiscal 2023;
•Net Loss Per Share attributable to Arrowhead Pharmaceuticals, Inc. — Recorded net loss per share (basic and diluted) of ($0.01) in fiscal 2025, ($5.00) in fiscal 2024 and ($1.92) in fiscal 2023;
•Cash at end of fiscal 2025 — Cash, cash equivalents, restricted cash and available-for-sale securities totaled $919.4 million at September 30, 2025; and
•Total Stockholder Return — Achieved a five-year total stockholder return (“TSR”) at the 48th percentile of our peer group as measured as of September 30th, 2025.

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2026 PROXY STATEMENT    Executive Compensation

Executive Compensation Highlights
Say-on-Pay Vote and Ongoing Response to Stockholder Feedback
At our 2025 Annual Meeting of Stockholders, 91% of the stockholder votes cast on our non-binding, advisory proposal (the “Say-on-Pay” vote) on the executive compensation program were in favor of the program. Our Board of Directors was pleased with this result.
We value the opinions of our stockholders and will continue to consider the outcome of future Say-on-Pay votes, as well as feedback received throughout the year, when making compensation decisions for our executive officers. The Compensation Committee is committed to being responsive to stockholder feedback regarding our executive compensation program, policies, and practices, including concerns expressed through the Say-on-Pay vote.

Stockholder Engagement

Based on our stockholder vote during our 2025 Annual Meeting of Stockholders, we believe stockholders are pleased with our current compensation approach.
Aggressive Performance Fueled by Incentives
The Compensation Committee expects and has observed aggressive performance from the entire executive management team. Our philosophy has been to foster this expectation with reasonably aggressive incentive compensation. Based on our overall operating environment, feedback from our stockholders, and stockholder return results, the Compensation Committee took the following key actions and maintained key policies with respect to the compensation of all of our NEOs for fiscal 2025:

•Base Salary — Approved base salary increases for our current NEOs based on performance and market adjustments.

•Annual Incentive Compensation — Certified performance and approved annual cash bonuses for our NEOs for fiscal 2025 in amounts of up to 125% of their target annual cash incentive compensation opportunities, including an annual cash bonus for our CEO in the amount of $1,236,000, equal to 125% of his target annual cash incentive compensation opportunity.
•Equity Compensation — On the basis of stockholder feedback, the Compensation Committee granted our CEO a combination of time-based RSUs and performance share unit (PRSU) awards. The PRSU awards granted to our CEO for this fiscal year are described more fully below. Our other NEOs were granted long-term incentive compensation opportunities in the form of time-based RSU awards. The RSU awards vest in four equal annual installments beginning in 2026.
•Clawback Policy — Maintained our clawback policy which allows Arrowhead to recover incentive compensation from our executive officers, on a non-fault basis, in the event a financial restatement is required to correct any accounting errors made by any such executive officer.

•Stock Ownership Guidelines — Maintained guidelines mandating ownership of Arrowhead stock in amounts equal to, for our CEO, six times annual base salary and, for our CFO and COO, two times annual base salary.

•“Double Trigger” Feature for Acceleration of Equity Awards — Maintained the agreements for outstanding equity awards granted to our CEO pursuant to our 2013 and 2021 Incentive Plans to provide that, upon a change in control of Arrowhead, the vesting of such awards will accelerate only in the event of a subsequent involuntary termination of employment (i.e., on a “double-trigger” basis).

Pay-for-Performance Analysis
We believe our executive compensation program is reasonable, competitive, and appropriately balances the goals of attracting, motivating, rewarding, and retaining our executive officers with the objective of aligning their interests with those of our stockholders. To ensure this alignment and to motivate and reward individual initiative and effort, a significant portion of our executive officers’ target total direct compensation opportunity is both performance-based and “at-risk.”

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2026 PROXY STATEMENT    Executive Compensation
We emphasize performance-based compensation that appropriately rewards our executive officers, including our NEOs, through two separate compensation elements:

•First, we provide the opportunity to participate in our annual incentive compensation plan which provides cash payments if executive officers produce short-term financial, operational, and strategic results that meet or exceed the objectives set forth each year in our annual operating plan.
•In addition, we grant equity awards as long-term incentive compensation. These require substantial performance and are themselves substantial awards, designed to drive our financial and operational performance and long-term growth. In the case of our CEO, these awards are heavily performance weighted, and in the case of our other executive officers, are either dependent on the future appreciation in value of our common stock or are subject to the risk of fluctuations in the value of our common stock and, therefore, are “at risk.”
We believe that, ultimately, the creation of sustainable long-term stockholder value will depend on our ability to successfully bring to market the products we develop or our success in partnering with strategic collaborators to bring them to market. Consequently, the Compensation Committee strives to incentivize our executive officers to create that value through the discovery and development of a robust and attractive pipeline of drug candidates and subsequent commercialization of those products if and when approved by regulatory agencies (e.g. Redemplo (plozasiran), which was approved by FDA in November 2025, and by Health Canada and China National Medical Products Administration in January 2026. To achieve that end, our executive compensation program is designed to provide incentives that facilitate these efforts. Particularly for our CEO, the Compensation Committee has awarded a mix of time-based RSUs (approximately 30%) and performance share units (PRSUs) (approximately 70%). The Compensation Committee closely tracks the progress against these objectives and, in conjunction with the independent members of our Board, ensures the objectives are met using sound, ethical business practices before certifying performance achievement of the awards.
To ensure that we remain faithful to our compensation philosophy, the Compensation Committee regularly evaluates the relationship between the reported values of the equity awards granted to our executive officers, the amount of compensation realizable (and, ultimately, realized) from such awards in subsequent years, and our total stockholder return over this period.

Executive Compensation Policies and Practices
We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices:

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2026 PROXY STATEMENT    Executive Compensation

WHAT WE DO	WHAT WE DON’T DO

✓ Maintain an Independent Compensation Committee. The Compensation Committee consists solely of independent directors.

✓ Retain an Independent Compensation Advisor. The Compensation Committee engaged its own compensation advisor to provide information and analysis with its fiscal 2025 compensation review, and other advice on executive compensation independent of management. This consultant performed no consulting or other services for us in fiscal 2025.

✓ Annual Executive Compensation Review. The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group and a review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking.

✓ Compensation At-Risk. Our executive compensation program is designed so that a significant portion of compensation is “at risk” based on our performance, as well as short-term cash and long-term equity incentives to align the interests of our executive officers and stockholders.

✓ CEO Annual Incentive Compensation Cap. Our CEO’s annual cash incentive compensation opportunity is capped at 200% of his base salary.

✓ Stock Ownership Policy. We maintain a stock ownership policy that requires our CEO and CFO to maintain a minimum ownership level of our common stock.

✓ Compensation Recovery (“Clawback”) Policy. We maintain a clawback policy to allow Arrowhead to recover incentive compensation from our executive officers, on a non-fault basis, in the event a financial restatement is required to correct any accounting errors made by any such executive officer.

✓ Conduct an Annual Stockholder Advisory Vote on NEO Compensation. We conduct an annual stockholder advisory vote on the compensation of our NEOs.

✓ Use a Pay-for-Performance Philosophy. The majority of our CEO’s compensation is directly linked to achievement of milestones to the benefit of all stakeholders; we also structure target total direct compensation opportunities with a significant long-term equity component, thereby making a substantial portion of our CEO’s and each additional executive officer’s target total direct compensation dependent upon our stock price and/or total stockholder return.

✓ “Double Trigger” Feature for Acceleration of CEO Equity Awards — The outstanding equity awards granted to our CEO provide that, upon a change in control of the Company, the vesting of such awards will accelerate only in the event of a subsequent involuntary termination of employment (a “double-trigger” arrangement).

✘ No Executive Retirement Plans. We do not offer pension arrangements or retirement plans or arrangements to our executive officers that are different from or in addition to those offered to our other employees.

 ✘ No Special Welfare or Health Benefits. Our executive officers participate in broad-based Company-sponsored health and welfare benefits programs generally on the same basis as our other full-time, salaried employees.

✘ No Post-Employment Tax Payment Reimbursement. We do not provide any tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits.

✘ No Hedging and Limit on Pledging of Our Equity Securities. We prohibit our employees, executive officers and the non-employee members of our Board from hedging our equity securities. Our board members and executive officers may pledge up to 75% of owned and vested shares with the approval of our Board.

✘ No Dividends or Dividend Equivalents Payable on Unvested Equity Awards. We do not pay dividends or dividend equivalents on unvested RSU awards or PRSU awards.

✘ No Stock Option Re-pricing. Our employee stock plan does not permit options to purchase shares of our common stock to be repriced to a lower exercise or strike price without the approval of our stockholders.

Executive Compensation Philosophy
Our executive compensation philosophy reflects our two fundamental objectives:

•to attract, motivate and retain a highly skilled team of executives; and
•to align our executive officers’ interests with those of our stockholders by rewarding short-term and long-term performance and aligning compensation to increases in stockholder value.

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2026 PROXY STATEMENT    Executive Compensation
We believe that the compensation of our executive officers should be directly linked to the achievement of specific objectives that are expected to increase stockholder value. In furtherance of this goal, the Compensation Committee has established the following guidelines as a foundation for compensation decisions:

•provide a competitive total compensation package that enables us to attract, retain and motivate highly-qualified executives with the skills and experience required for the achievement of business goals;
•promote the achievement of key strategic and financial performance measures by linking short-term and long-term compensation to the achievement of measurable goals;
•reward significant achievements outside of pre-established goals;
•recognize that pharmaceutical research, development and commercialization require sustained and focused effort over many years, and involve a high degree of risk and therefore balance incentives for short-term and long-term compensation;
•employ external compensation expertise and market data from industry peers to help assure that our compensation policies and practices are consistent with industry practice and meet our goals for our compensation program;
•consider our cash resources and cost of capital to balance cash and equity compensation; and
•align our executives’ incentives with the creation of stockholder value.
Executive Compensation Program Design
Our practice is to combine a mixture of compensation elements that balance achievement of our short-term goals with our longer-term performance. Currently, our executive compensation program consists of three principal elements:

•base salary;
•an annual cash incentive compensation opportunity; and
•long-term incentive compensation in the form of equity awards.
We believe that cash compensation in the form of base salary and an annual incentive compensation opportunity provides our executive officers with short-term rewards for success in operations, and that long-term incentive compensation in the form of RSU and PRSU awards align the objectives of our executive officers with those of our stockholders with respect to long-term performance and success.
The Compensation Committee takes into consideration, among other things, our financial and working capital condition when approving performance objectives and making compensation decisions for our executive officers. Since we seek to invest our cash prudently and until November 2025 did not have marketed products, overall target total direct compensation opportunities are weighted more heavily toward long-term incentive compensation in the form of equity awards. Thus, a significant portion of each executive officer’s target total direct compensation opportunity is “at risk,” and dependent on the increase in the value of our common stock. The Compensation Committee periodically reassesses the appropriate weighting of cash and equity compensation.
In the case of long-term incentive compensation, typically the Compensation Committee designs these awards to vest, or be earned, over a multi-year period, meaning that long-term value creation, contrasted with short-term gain, presents the best opportunity for our executive officers to benefit from their awards.
We do not maintain a specific policy on the percentage allocation between short-term and long-term incentive compensation elements.

Governance of Executive Compensation Program
Role of the Compensation Committee
The Compensation Committee discharges many of the responsibilities of our Board relating to the compensation of our executive officers, including our NEOs, and the non-employee members of our Board. The Compensation Committee has overall responsibility for overseeing our compensation and benefits philosophy and policies generally, overseeing and evaluating the compensation plans, policies and practices applicable to our CEO and our other executive officers, and ensuring that the target total direct compensation opportunities of our executive officers,

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2026 PROXY STATEMENT    Executive Compensation
including our NEOs, are consistent with our compensation philosophy, policies and objectives.
The Compensation Committee reviews our executive compensation program annually on a calendar year basis, generally in December. The Compensation Committee draws on a number of resources to assist in the evaluation of the various elements of our executive compensation program including, but not limited to, feedback from our stockholders, input from our CEO, the advice of an external compensation consultant (as identified below) retained by the Compensation Committee, information provided in the public filings of industry peers and industry data compiled by AON, which represents a nationally-based assessment of executive compensation widely used within the pharmaceutical and biotechnology industry sectors.
The Compensation Committee relies upon the judgment of its members in making compensation decisions. In addition, the Compensation Committee incorporates its members' judgment in the assessment process to respond to and adjust for the evolving business environment. The members of the Compensation Committee have extensive experience in executive management, as well as compensation practices and policies.
Compensation-Setting Process
The Compensation Committee develops recommendations for the target total direct compensation opportunities for our executive officers, including our NEOs. The Compensation Committee does not use a single method or measure in making its compensation decisions, nor does it ordinarily position compensation levels based upon a specific or target level relative to a compensation peer group or other companies. Nonetheless, the pay practices at other companies are an important factor that the Compensation Committee considers in assessing the reasonableness of compensation and ensuring that our compensation practices are competitive in the marketplace.
Generally, the Compensation Committee evaluates the compensation of our executive officers relative to the median of the competitive market. However, as discussed hereafter, various other factors are taken into consideration in determining our executive officers’ compensation and the Compensation Committee does not target compensation at any specific level relative to the competitive market. When reviewing our current executive compensation arrangements and approving each compensation element and the target total direct compensation opportunity for our executive officers, the Compensation Committee considers the following factors:

•Our performance against the financial and operational objectives established by the Compensation Committee and our Board;
•Each individual executive officer’s skills, experience and qualifications relative to other similarly-situated executives at the companies in our compensation peer group and in selected broad-based compensation surveys;
•The scope of each executive officer’s role compared to other similarly-situated executives at the companies in our compensation peer group and in selected broad-based compensation surveys;
•The performance of each individual executive officer, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function and work as part of a team, all of which reflect our core values;
•The compensation practices of our compensation peer group and the companies in selected broad-based compensation surveys and the positioning of each executive officer’s compensation in a ranking of peer company compensation levels; and
•The recommendations provided by our CEO with respect to the compensation of our other executive officers.
These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each executive officer. No single factor is determinative in setting pay levels, nor was the impact of any factor on the determination of pay levels quantifiable.
Role of Chief Executive Officer
In discharging its responsibilities, the Compensation Committee works with members of our management, including our CEO. Our management assists the Compensation Committee by providing information on corporate and individual performance, market compensation data and management’s perspective on compensation matters. The Compensation Committee solicits and reviews our CEO’s recommendations with respect to the compensation levels for individual executive officers other than himself based on his performance evaluation of each executive officer.

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2026 PROXY STATEMENT    Executive Compensation
The Compensation Committee reviews and discusses these recommendations and proposals with our CEO and considers them as one factor in determining the compensation for our executive officers, including our other NEOs. Our CEO recuses himself from all discussions and recommendations regarding his own compensation.
Role of Compensation Consultant
The Compensation Committee engages an external compensation consultant to assist it by providing information, analysis and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review. The Compensation Committee has the final authority to engage and terminate the engagement of any compensation consultant that it retains.
Since October 2018, the Compensation Committee has engaged Compensia as its external compensation consultant. Compensia assisted the Compensation Committee in its review of executive officer and non-employee director compensation practices for fiscal 2025, including the competitiveness of compensation levels, executive compensation design, comparisons with our industry peers, and other technical considerations. Such assistance included:

•Reviewing and updating our compensation peer group;
•Reviewing and analyzing the compensation arrangements for our executive officers, including our NEOs;
•Reviewing and analyzing the compensation arrangements for the non-employee members of our Board;
•Reviewing and updating of the Compensation Discussion and Analysis section of our proxy statement for our 2026 Annual Meeting of Stockholders; and
•Supporting on other ad hoc matters.
The terms of Compensia’s engagement include reporting directly to the Compensation Committee and to the Compensation Committee Chair.

In fiscal 2025, Compensia did not provide any services to us other than those described above. The Compensation Committee has evaluated Compensia’s independence pursuant to the listing standards of Nasdaq and the relevant SEC rules and has determined that no conflict of interest has arisen as a result of the work performed by Compensia.
Competitive Positioning
Each year, the Compensation Committee directs its external compensation consultant to conduct a comparative study and report on compensation levels and practices relative to industry peers, including a competitive assessment of our executive compensation program as compared to the market data for base salaries, target total cash compensation, long-term incentive compensation and target total direct compensation. Typically, the findings of this study are presented to the Compensation Committee by the compensation consultant in conjunction with the Compensation Committee’s annual review of our executive compensation program.
Because the biotechnology sector is dynamic, the comparator group used by the Compensation Committee to assess the competitive positioning of the compensation of our executive officers is updated annually to ensure that peer companies continue to meet the established criteria. For purposes of its review of our executive compensation program in fiscal 2025, the Compensation Committee directed Compensia to update the compensation peer group reflecting the competitive market for executive talent based on the following criteria:

•Publicly-held, U.S. biotechnology/pharmaceutical companies;
•Companies with lead assets that are in late clinical stage (Phase III) through early commercialization stage (less than $1 billion in revenue); and
•Companies with market capitalizations between 0.25x to 4.0x our market capitalization at the time of the peer selection.
The compensation peer group was selected in such a manner that our market capitalization was very near the median for all peer companies. Consideration was also given to the frequency or infrequency with which a company was identified as a peer with other peer companies.

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2026 PROXY STATEMENT    Executive Compensation
For fiscal 2025, the compensation peer group was generated in the first quarter of fiscal 2025 and consisted of the following companies:

ACADIA Pharmaceuticals, Inc.	Denali Therapeutics
Amicus Therapeutics	Halozyme Therapeutics
AnaptysBio	IDEAYA Biosciences
Apellis Pharmaceuticals	Intellia Therapeutics
Arcus Biosciences	Ionis Pharmaceuticals
BioCryst Pharmaceuticals	Ironwood Pharmaceuticals
Blueprint Medicines	Madrigal Pharmaceuticals
BridgeBio Pharma	Prothena
CRISPR Therapeutics AG	Ultragenyx Pharmaceuticals
Day One Biopharmacueticals	Vir Biotechnology

AnaptysBio, Day One Biopharmaceuticals, IDEAYA Biosciences, and Prothena were added to the compensation peer group and Deciphera Pharmaceuticals, Insmed, Mirati Therapeutics, REGENXBIO, and Sarepta Therapeutics were removed from the compensation peer group due to changes in our business complexity, employee base and market capitalization, as well as mergers, changes to business complexity, employee base and market capitalization among our prior peer group.
The compensation study prepared by Compensia and presented in October 2024 provided an assessment of our compensation practices as compared to industry peers. Compensation levels for our executive officers, in the aggregate, were determined to be within the range of compensation provided to similarly placed executives and consistent with our compensation philosophy.
Individual Compensation Elements
In 2025, the principal elements of our executive compensation program were as follows:

•base salary;
•an annual cash incentive compensation opportunity;
•long-term incentive compensation in the form of equity awards;
•welfare and health benefits; and
•post-employment compensation arrangements.
Base Salary
Base salary represents the fixed portion of the compensation of our executive officers, including our NEOs, and is an important element of compensation intended to attract and retain highly-talented individuals.
The initial base salaries for our executive officers were negotiated on an individual basis at the time of hire. Thereafter, using the competitive market data provided by its external compensation consultant, the Compensation Committee reviews and determines adjustments to the base salaries for each of our executive officers, including our NEOs, as part of its annual executive compensation review. In addition, the base salaries of our executive officers may be adjusted by the Compensation Committee in the event of a promotion or significant change in responsibilities. Generally, the Compensation Committee sets base salaries with reference to the competitive range of the market median of our compensation peer group and applicable executive compensation survey data, as well as its assessment of the factors described in “Governance of Executive Compensation Program — Compensation-Setting Process” above.
The base salaries of our NEOs for fiscal 2025 and fiscal 2024 were as follows:

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2026 PROXY STATEMENT    Executive Compensation

Named Executive Officer	Fiscal 2025 Base Salary	Fiscal 2024 Base Salary	Percentage Adjustment
Christopher Anzalone President & CEO	$988,800	$960,000	3%
Daniel Apel (1) Chief Financial Officer	$575,000	$—	N/A
Patrick O’Brien Chief Operating Officer	$650,000	$600,000	8%
James Hamilton Chief Medical Officer	$630,000	$582,400	8%
Kenneth Myszkowski (2) Former Chief Financial Officer	$606,000	$582,400	4%
Tracie Oliver (3) Former Chief Commercial Officer	$488,880	$488,880	—%

(1) Mr. Apel joined the Company in April 2025.
(2) Mr. Myszkowski served as the Company's Chief Financial Officer until May 2025, at which time he transitioned to the role of employee advisor until January 31, 2026 in order to assist with the CFO transition with a base salary of $200,000 in such role.
(3) Ms. Oliver served as the Company's Chief Commercial Officer until October 2024.
The actual base salaries paid to our NEOs in fiscal 2025 are set forth in the “Fiscal 2025 Summary Compensation Table” below.
Annual Cash Incentive Compensation
We provide our executive officers, including our NEOs, with the opportunity to earn performance-based annual incentive awards, payable in cash, which are designed to reward them for our overall corporate performance as well as their individual performance. Generally, our executive officers are evaluated each year for eligibility to receive an annual cash incentive compensation opportunity. Through a collaborative planning process involving our Board and management, corporate performance objectives are established at the beginning of each year and evaluated regularly by our Board for their continued relevance to our status.
Target Annual Cash Incentive Award Opportunities

For purposes of the fiscal 2025 performance-based incentive awards, each of our NEOs was assigned a target annual cash incentive award opportunity based upon a percentage of his or her base salary. The target annual cash incentive award opportunities for our executive officers, including our NEOs, were recommended by our CEO (except with respect to his own target annual cash incentive award opportunity) based on each executive officer’s accountability, scope of responsibilities, and potential impact on our performance, and approved by the Compensation Committee. The determination of target annual cash incentive award opportunities was also based on the factors described in “Governance of Executive Compensation Program — Compensation-Setting Process” above. Our NEOs' target annual cash incentive award opportunities did not change from fiscal 2024.

The target cash annual incentive award opportunities for our NEOs were as follows:

Named Executive Officer	Fiscal 2025 Target Annual Incentive Award Opportunity (as a percentage of base salary)	Fiscal 2024 Target Annual Incentive Award Opportunity (as a percentage of base salary)
Dr. Anzalone (1)	100%	100%
Mr. Apel (2)	45%	—%
Mr. O’Brien	45%	45%
Dr. Hamilton	45%	45%
Mr. Myszkowski	45%	45%
Ms. Oliver (3)	—%	40%

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2026 PROXY STATEMENT    Executive Compensation

 (1) Dr. Anzalone's annual cash incentive compensation opportunity is capped at 200% of his base salary.
 (2) Mr. Apel joined the Company in April 2025.
(3) Ms. Oliver served as the Company's Chief Commercial Officer until October 2024.

Performance Objectives
In determining the amount of the annual cash incentive award for each of our executive officers, including each of our NEOs, the Compensation Committee evaluated the corporate performance objectives that had been established at the beginning of the calendar year (as set forth below) as well as other corporate and individual achievements and performance throughout the year. These performance objectives addressed milestones for our lead products, research and development milestones for our drug pipeline and business development objectives. In December 2025, the Compensation Committee determined our performance against our primary business objectives set for calendar 2025, as described below.

Goal	Achievement Highlights
Corporate/ Business Development - Weight: 35% Meet certain goals related to business development, capitalization, CFO recruitment, BoD expansion, and utilization of recent capital improvements	Met Substantial business development transactions leading to significant new capital. Hired new CFO and expanded the board.
Clinical Development - Weight: 35% Meet certain goals relating to clinical programs.
Met

Achieved 20 in '25 corporate goal.
Fully enrolled plozasiran SUMMIT program clinical trials.
Initiated phase 3 clinical trials for zodasiran in HoFH.
Met other goals related to early stage clinical trials, including trial recruitment or initiation milestones for ARO-INHBE, ARO-ALK7, ARO-MAPT and ARO-RAGE.

Discovery - Weight: 15% Meet certain goals with regard to progress on our pre-clinical programs.	Met. Executed on plan to in-source portions of BBB platform manufacturing Nominated at least four new candidates for wholly-owned use.
Commercial - Weight: 15% Meet certain goals with regard to REDEMPLO's approval and product revenue.	Did not meet because these goals assumed priority review instead of standard review for REDEMPLO's launch.

Annual Incentive Award Payments
The Compensation Committee determined that the corporate objectives were achieved at 125% and the actual annual cash incentive award payments earned by our incumbent NEOs are set forth in the table below. Except for the annual incentive award for our CEO, these awards were recommended by our CEO and approved by the Compensation Committee based on the overall achievement of our goals, their contributions to the goals and the overall performance of each executive officer during the year. The following table sets forth the target annual cash incentive award opportunities as a percentage of base salary, the achievement level expressed as a percentage of target and the actual award payment made in cash or cash equivalents to each of our NEOs based on their performance in fiscal 2025:

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2026 PROXY STATEMENT    Executive Compensation

Named Executive Officer	Target Annual Incentive Award Opportunity (as a percentage of base salary)	Achievement of Target Bonus	Actual Annual Incentive Award ($)
Dr. Anzalone	100%	125%	$1,236,000
Mr. Apel (1)	45%	87.5%	$226,406
Mr. O’Brien	45%	125%	$365,638
Dr. Hamilton	45%	125%	$354,627
Mr. Myszkowski (2)	45%	57%	$155,776
Ms. Oliver (3)	40%	—%	$—
(1) Mr. Apel's annual bonus was prorated as he joined the Company in April 2025.
(2) Mr. Myszkowski served as the Company's Chief Financial Officer until May 2025 and received a prorated target bonus.
(3) Ms. Oliver served as the Company's Chief Commercial Officer until October 2024 and did not receive an annual incentive award.
The annual cash incentive award payments made to our NEOs for fiscal 2025 are set forth in the “Fiscal 2025 Summary Compensation Table” below.
Long-Term Incentive Compensation
We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. The realizable value of these equity awards over time bears a direct relationship to our stock price, and, therefore, these awards are an incentive for our executive officers, including our NEOs, to create value for our stockholders. Equity awards also help us retain qualified executive officers in a competitive market.
Long-term incentive compensation opportunities in the form of equity awards are granted to our executive officers by the Compensation Committee. The amount and forms of such equity awards are determined by the Compensation Committee after considering the factors described in “Governance of Executive Compensation Program — Compensation-Setting Process” above.
2025 Long-Term Incentive Awards
Equity Awards for Chief Executive Officer

Our CEO's fiscal 2025 award was designed as a combination of time-based RSUs and performance share unit (PRSU) awards, which were designed to be valued so as to give our CEO compensation equal to approximately the median of our peer group. Specifically, the award consisted of:

–A time-based RSU award of 100,000 RSUs to vest in four equal, annual amounts of 25,000 RSUs;
–PRSU awards subject to the following performance goals:
–75,000 shares to vest upon filing of an sNDA for the sHTG indication of plozasiran;
–75,000 shares to vest upon the first patient to be screened in a Phase 2 clinical trial for a drug targeting the central nervous system (whether wholly owned or partnered); and
–75,000 shares to vest upon the first patient to be screened in a Phase 2 clinical trial for an obesity drug (whether wholly owned or partnered).

In addition to the fiscal 2025 awards described above, the Board determined that it was in the best interest of the Company to extend the CEO's performance awards expiring at the end of calendar year 2024 or beginning of calendar year 2025 for an additional four years. The Compensation Committee discussed the performance of the CEO and considered whether the expiration of the awards would result in equitable and fair treatment of the CEO's performance. After considering various factors including the status of and the progress toward the performance milestones, and in consideration of external market forces during the period beyond the CEO’s control, as well as the additional time needed to achieve the milestones, the Compensation Committee determined that it was in the best interest of the Company to have the CEO continue to be incentivized to meet the goals given the substantial progress that had already been made toward their achievement. Although these awards are shown in the compensation table as part of the value of the CEO's long term incentive compensation for Fiscal 2025 in accordance with SEC disclosure rules, the Compensation Committee notes that these awards were fully disclosed as compensation in previous proxy statements and therefore does not deem this to be a core part of his fiscal 2025 compensation.

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2026 PROXY STATEMENT    Executive Compensation

Results from PRSU Awards Previously Granted

In fiscal 2025, the Compensation Committee certified achievement of the performance milestones relating to the following PRSU awards:

Performance Goal	Achievement	No. of Shares Certified as Vested
Achievement of 15 Arrowhead-Discovered drugs in clinical study or clinical use, inclusive of wholly-owned and out licensed drugs. Granted 1/2022 and Modified 7/2022	Certified in July 2025.	49,760 shares pursuant to a PRSU award

RSU Awards for Other Named Executive Officers
The Compensation Committee approved the following aggregate RSU awards for our other NEOs for 2025:

Named Executive Officer	Restricted Stock Unit Awards (number of shares)	Restricted Stock Unit Awards ($)(1)
Mr. Apel (2)	100,000	$1,287,000
Mr. O’Brien	100,000	$1,979,000
Dr. Hamilton	100,000	$1,979,000
Mr. Myszkowski	100,000	$1,979,000
Ms. Oliver (3)	0	$—
(1) This column represents the total grant date fair value, computed in accordance with ASC 718, of RSUs granted during fiscal years 2025. The assumptions used to calculate the value of the stock underlying the RSU awards are set forth in Note 9 of the Notes to the Consolidated Financial Statements included with the Company’s Annual Report on Form 10-K.
(2) Mr. Apel was granted RSU awards in April 2025 when he joined the Company.
(3) Ms. Oliver served as the Company's Chief Commercial Officer until October 2024 and did not receive restricted stock unit awards in fiscal 2025.

RSUs granted to our NEOs in fiscal 2025 vest over four years in equal annual installments, subject to the NEO’s continued employment on each applicable vesting date.
The equity awards granted to our NEOs in fiscal 2025 are set forth in the “Fiscal 2025 Summary Compensation Table” and the “Fiscal 2025 Grants of Plan-Based Awards Table” below.
Welfare and Health Benefits
Our executive officers, including our NEOs, are eligible to participate in all of our employee benefit plans, including medical, dental, vision, life and disability insurance, in each case on the same basis as our other employees, subject to applicable law. In addition, we provide an additional life insurance benefit to our CEO for the benefit of his heirs. We also provide vacation and other paid holidays to all our employees, including our executive officers, all of which we believe to be comparable to those provided the companies in our compensation peer group. These benefit programs are designed to enable us to attract and retain our workforce in a competitive marketplace. Our health, welfare and vacation benefits are designed to ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.
Our retirement savings plan (“401(k) plan”) is a tax-qualified retirement savings plan, pursuant to which qualified employees, including our NEOs, are able to contribute certain amounts of their annual compensation, subject to limits prescribed by the Internal Revenue Service. Historically, we have made matching contributions of 100% of the first 3% of base salary and of 50% of the next 2% of base salary contributed to the plan. The value of these benefits for each of our NEOs is reflected in the “All Other Compensation” column of the “Fiscal 2025 Summary Compensation Table” below.

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2026 PROXY STATEMENT    Executive Compensation

Perquisites and Other Personal Benefits
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our executive officers, including our NEOs, except as generally made available to our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment and retention purposes.
In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.

Employment Arrangements
We have entered into a written employment agreement with our CEO and have written employment offer letters with our other executive officers. In filling each of our executive positions, we recognized the need to develop competitive compensation packages to attract qualified candidates in a dynamic labor market. At the same time, in formulating these compensation packages, we were sensitive to the need to integrate new executive officers into the executive compensation structure that we were seeking to develop, balancing both competitive and internal equity considerations. Each of these arrangements provides for “at will” employment.
For detailed descriptions of the employment arrangements we maintained with our NEOs during fiscal 2025, see “Termination Benefits — Potential Payments Upon Termination or Change in Control” below.
Post-Employment Compensation Arrangements
We have entered into Severance and Change of Control Agreements with our CEO, CFO, CMO and COO that provide for certain payments and benefits in the event of certain involuntary terminations of employment, including in connection with a Change of Control. We believe that it is necessary to provide each of these executive officers with certain benefits upon termination of their employment, which benefits are intended to provide the executive officers with financial security and provide sufficient income and, in the case of a Change of Control, encouragement for them to remain employed by the Company through the Change of Control process. These agreements are designed to provide reasonable compensation to these executive officers if they were to leave our employ under certain circumstances to facilitate their transition to new employment. We seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving such post-employment compensation payments or benefits.
The Compensation Committee does not consider the specific amounts payable under these agreements when establishing annual compensation. We do believe, however, that these arrangements are necessary to offer compensation packages that are competitive.
In addition, our 2013 Incentive Plan and our 2021 Incentive Plan each provides for the acceleration of vesting of outstanding and unvested equity awards in the event of a change in control of the Company, as defined in the plans, except as otherwise determined by our Board. However, the agreements for equity awards granted to our CEO pursuant to our 2013 Incentive Plan and our 2021 Incentive Plan provide that, upon a change in control of the Company, the vesting of such awards will accelerate only in the event of a subsequent involuntary termination of employment (a “double-trigger” arrangement).
For detailed descriptions of the post-employment compensation arrangements we maintained with our NEOs during fiscal 2025, as well as an estimate of the potential payments and benefits payable under these arrangements, see “Termination Benefits — Potential Payments Upon Termination or Change in Control” below.
Other Compensation Policies and Practices
Equity Awards Grant Policy
We do not have any program, plan, or obligation that requires us to grant equity awards on specified dates, although historically we have granted such awards to our existing executive officers and employees at least annually and to newly-hired employees upon the commencement of their employment. We do not have any program, plan or practice to grant equity awards of our common stock to our executive officers in coordination with the release of material

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2026 PROXY STATEMENT    Executive Compensation
nonpublic information and during fiscal 2025, the Compensation Committee did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Equity awards may occasionally be granted following a significant change in job responsibilities or to meet other special retention or performance objectives.
Authority to grant equity awards to our employees rests with the Compensation Committee, although the Compensation Committee has delegated authority to our CEO to grant equity awards to non-executive employees within prescribed limits set by the Compensation Committee. With respect to our executive officers, except for our CEO, recommendations for equity awards are made by our CEO and reviewed and approved by the Compensation Committee.
Under the terms of our 2021 Incentive Plan and the Inducement Plan, pursuant to which new equity awards are granted, the exercise price of any option to purchase shares of our common stock awarded under the plans must be equal to at least 100% of the fair market value of our common stock (which is determined based on the closing sales price of our common stock on the Nasdaq Global Market) on the date of grant.
Stock Ownership Policy
We maintain a stock ownership policy for our CEO, CFO and COO to further align their respective interests with the interests of our stockholders, and to further promote our commitment to sound corporate governance. This policy requires our CEO to own a minimum number of shares of our common stock equal to a value of six times his annualized base salary and our CFO and COO to own a minimum number of shares of our common stock equal to a value of twice their annualized base salaries. Our CEO, CFO and COO have each achieved the respective required ownership level.

Compensation Recovery (“Clawback”) Policy
In November 2023, we updated our compensation recovery (“Clawback”) policy, in accordance with the Nasdaq Marketplace Rules. Under the updated policy, in the event the Company is required to prepare an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover, on a reasonably prompt basis, the excess incentive-based compensation received by any covered executive, including each of the NEOs, during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
Additionally, our 2013 Incentive Plan and our 2021 Incentive Plan each provides for the recovery of awards made under the plan in accordance with any applicable compensation recovery or recoupment policy, including as required by law, regulation or national securities exchange rule.

Insider Trading Policy

Our insider trading policy governs the purchase, sale and other transactions in our securities and the securities of related companies by our directors, officers and employees, and other covered persons, as well as the Company itself, and is designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq Marketplace Rules, as applicable. As part of this policy, we prohibit our directors, officers, and employees, and other covered persons, from engaging in (a) short-term trading; (b) short sales; (c) options trading; (d) trading on margin; (e) pledging our common stock as collateral (except as noted below); and (f) all hedging transactions with respect to our securities. Subject to approval of our Board, directors and executive officers may pledge up to 75% owned and vested stock as collateral for a loan.
Tax and Accounting Considerations
Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of certain compensation amounts in excess of $1 million paid to certain executive officers. While the Compensation Committee generally seeks to pay compensation that is tax-deductible, it reserves the right to pay non-deductible compensation to the extent it deems appropriate.

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2026 PROXY STATEMENT    Executive Compensation
Accounting for Stock-Based Compensation
We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of our Board, including options to purchase shares of our common stock and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.

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2026 PROXY STATEMENT    Executive Compensation
Compensation Risk Assessment
In reviewing our various compensation programs, the Compensation Committee considers how our compensation policies and practices may affect our risk profile and whether such policies and practices may encourage undue risk-taking by our employees. More specifically, the Compensation Committee considers the general design philosophy of our policies and practices for our employees whose conduct would be most affected by incentives established pursuant to these compensation policies. In considering these issues, the Compensation Committee concluded that the use of a performance-based annual incentive compensation plan and long-term incentive compensation opportunities in the form of equity awards did not appear to create undue risks for us or encourage excessive risk-taking behavior on the part of our NEOs.
With respect to the annual incentive awards for our executive officers, the amount of an individual’s award depends principally on overall Company performance, as determined by the Compensation Committee, which reduces the ability and incentive for an individual to take undue risks at the expense of our performance in an effort to increase the amount of his or her annual incentive award. Our performance objectives are reviewed regularly by the Compensation Committee and our Board and are considered to be generally of the nature that promote the steady progression of our development programs and would not encourage or reward excessive risk-taking. In addition, our Board has the ability to intervene in instances where actions by our executive officers vis-à-vis Company performance objective attainment would be considered unduly risky to prevent or penalize such actions.
Compensation Committee Report
The Compensation Committee of the Company has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on this review and discussion, the Compensation Committee recommended to our Board that the foregoing Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025.
Submitted by the Compensation
Committee of the Board of Directors
Michael Perry, Committee Chair
Hongbo Lu
William Waddill

Compensation Committee Interlocks and Insider Participation

During fiscal year 2025, Dr. Perry, Mr. Waddill, and Dr. Lu served on the Compensation Committee. During fiscal year 2025 and through December 2025, there were no compensation committee interlocks between the Company and other entities involving the Company’s executive officers and directors. For information regarding a transaction involving the brother of Dr. Douglass Given, the Company's former Director and Chairman of the Board, which is required to be disclosed under Item 404 of Regulation S-K, see “Certain Relationships and Related Transactions, and Director Independence” below.

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2026 PROXY STATEMENT    Executive Compensation
Fiscal 2025 Summary Compensation Table

The following table summarizes compensation earned for services rendered during fiscal 2025, 2024, and 2023 by our Chief Executive Officer, our Chief Financial Officer, our Chief Operating Officer, our Chief Medical Officer, and our former Chief Financial Officer and former Chief Commercial Officer, collectively our “Named Executive Officers”:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)		Non-Equity Incentive Plan Compensation (2) ($)	All Other Compensation (3) ($)	Total ($)
Christopher Anzalone	2025	981,046		6,810,292	(4)	1,236,000	2,523	9,029,861
President and Chief Executive Officer	2024	951,012		10,319,000	(5)	1,152,000	2,406	12,424,418
	2023	902,522		8,314,056	(6)	700,000	1,515	9,918,093
Daniel Apel (7)	2025	232,212	200,000	1,287,000		226,406	9,294	1,754,912
Chief Financial Officer
Patrick O’Brien (8)	2025	653,940		1,979,000		365,638	31,617	3,030,195
Chief Operating Officer	2024	605,260		2,935,050		378,000	31,261	3,949,571
	2023	568,423		2,475,200		252,000	30,715	3,326,338
James Hamilton	2025	617,512		1,979,000		354,627	15,074	2,966,213
Chief Medical Officer	2024	567,938		2,589,750		314,496	15,261	3,487,445
	2023	511,178		2,284,800		236,250	14,715	3,046,943
Kenneth Myszkowski (9)	2025	496,783		1,979,000		155,776	28,601	2,660,161
Former Chief Financial Officer	2024	592,369		2,589,750		314,496	31,761	3,528,376
	2023	568,129		2,284,800		252,000	30,215	3,135,144
Tracie Oliver (10)	2025	43,193		—		—	—	43,193
Former Chief Commercial Officer	2024	484,065		2,589,750		—	2,965	3,076,780
	2023	647,261		19,040		188,000	19,521	873,822

(1)This column represents the total grant date fair value, computed in accordance with ASC 718, of RSUs (including those subject to the achievement of performance goals) granted during fiscal years 2025, 2024 and 2023. The assumptions used to calculate the value of the stock underlying the RSU awards are set forth in Note 9 of the Notes to the Consolidated Financial Statements included with the Company’s Annual Report on Form 10-K.
(2)These bonus amounts represent the amounts earned for performance under the Company’s Annual Bonus Incentive Plan during calendar years 2025, 2024 and 2023 and paid in fiscal years 2026, 2025 and 2024, respectively. The Annual Bonuses are described in more detail in the “Bonus Incentive” section.
(3)Amounts consist of 401(k) matching contribution, as well as life insurance and disability premiums for the benefit of each executive officer as well as tax and financial advisory services for certain officers.
(4)The amount reported for Christopher Anzalone in the Stock Awards column includes the grant date fair value of three fiscal 2025 RSU awards that are subject to vesting upon the achievement of specific performance conditions. We determined the performance conditions were 100% probable of being achieved as of the grant date, as defined under applicable accounting guidance, and assigned a grant date fair value of $4,581,000 based on this evaluation. The amount reported in the Summary Compensation Table for this

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2026 PROXY STATEMENT    Executive Compensation
award may not represent the amount that Christopher Anzalone will realize from the award. Whether, and to what extent, an NEO realizes the value will depend on our actual operating performance, stock price fluctuations and the NEO’s continued employment.
(5)The amount reported for Christopher Anzalone in the Stock Awards column includes the grant date fair value of a fiscal 2024 RSU award that is subject to vesting upon the achievement of a specific performance condition. We determined the performance condition was 100% probable of being achieved as of the grant date, as defined under applicable accounting guidance, and assigned a grant date fair value of $10,319,000 based on this evaluation. The amount reported in the Summary Compensation Table for this award may not represent the amount that Christopher Anzalone will realize from the award. Whether, and to what extent, an NEO realizes the value will depend on our actual operating performance, stock price fluctuations and the NEO’s continued employment.
(6)The amount reported for Christopher Anzalone in the Stock Awards column includes the grant date fair value of a fiscal 2023 RSU award that is subject to vesting upon the achievement of specific performance conditions. We determined the performance conditions that were probable and not probable of being achieved as of the grant date, as defined under applicable accounting guidance, and assigned a grant date fair value of $4,625,270 based on this evaluation. If we had determined that as of the date of the grant it was probable that 100% of the performance conditions would be achieved, we would have assigned a grant date fair value of $8,314,056 for the performance-based RSUs. The amount reported in the Summary Compensation Table for this award may not represent the amount that Christopher Anzalone will realize from the award. Whether, and to what extent, an NEO realizes the value will depend on our actual operating performance, stock price fluctuations and the NEO’s continued employment.
(7)Mr. Apel joined the Company in April 2025 and received a $200,000 relocation bonus.
(8)Mr. O'Brian received tax and financial advisory services of $16,543 in fiscal year 2025.
(9)Mr. Myszkowski served as the Company's Chief Financial Officer until May 2025, at which time he transitioned to the role of employee advisor until January 31, 2026 in order to assist with the CFO transition with a base salary of $200,000 in such role. The amounts reported in the table above include amounts he received in both roles. Mr. Myszkowski received tax and financial advisory services of $16,543 in fiscal year 2025.
(10)Ms. Oliver served as the Company's Chief Commercial Officer until October 2024.

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2026 PROXY STATEMENT    Executive Compensation
Fiscal 2025 Grants of Plan Based Awards Table

The following table sets forth cash bonus and equity grants made to the NEOs in fiscal 2025:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)		Estimated Future Payouts Under Equity Incentive Plan Awards (2)	All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	Grant Date Fair Value
Name	Grant Date	Target ($)	Maximum ($)	Target (#)
Christopher Anzalone
Cash Bonus		$988,800	$1,977,600	—	—	—
PRSUs	12/18/2024	—		225,000	—	$4,581,000
RSUs	12/18/2024				100,000	$2,036,000
RSUs	02/07/2025				9,550	$193,292
Daniel Apel
Cash Bonus		$258,750		—	—	—
RSUs	04/15/2025	—		—	100,000	$1,287,000
Patrick O’Brien
Cash Bonus		$292,500		—	—	—
RSUs	01/04/2025	—		—	100,000	$1,979,000
James Hamilton
Cash Bonus		$283,500		—	—	—
RSUs	01/04/2025	—		—	100,000	$1,979,000
Kenneth Myszkowski
Cash Bonus		$272,700		—	—	—
RSUs	01/04/2025	—		—	100,000	$1,979,000
Tracie Oliver (4)
Cash Bonus		$—		—	—	—
RSUs	N/A	—		—	—	$—
(1)Amounts listed represent cash award targets for our NEOs in fiscal 2025. Actual payments were made in fiscal 2026 and the amounts are reported in the Summary Compensation Table above. There are no thresholds or maximum levels applicable under our annual cash incentive awards except with respect to Dr. Anzalone, whose target opportunity is capped at 200%.
(2)These PRSUs are described above in the “Compensation Discussion and Analysis” under the heading “Equity Compensation”.
(3)RSUs granted in fiscal 2025 vest in four equal annual installments beginning 1 year from the grant date.
(4)Ms. Oliver served as the Company's Chief Commercial Officer until October 2024 and did not receive any awards.

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2026 PROXY STATEMENT    Executive Compensation
Fiscal 2025 Outstanding Equity Awards at Fiscal Year End Table

The following table provides information, with respect to the NEOs, concerning the outstanding equity awards covering shares of the Company’s common stock as of September 30, 2025.

		Option Awards			Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (# Exercisable) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#) (4)		Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested ($) (3)
Christopher Anzalone	01/01/2016	51,726	6.15	1/1/2026	—	—	—		—
	01/01/2020				—	—	700,000		24,143,000
	01/01/2021				—	—	800,000		27,592,000
	07/08/2022				24,881	858,146	49,761		1,716,257
	12/20/2022				46,805	1,614,304	93,610		3,228,609
	12/18/2024				100,000	3,449,000	225,000		7,760,250
Daniel Apel	04/15/2025				100,000	3,449,000	—		—
Patrick O’Brien	01/01/2022				15,000	517,350	—		—
	01/04/2023				32,500	1,120,925	—		—
	01/04/2024				63,750	2,198,738	—		—
	01/04/2025				100,000	3,449,000	—		—
James Hamilton	01/01/2022				13,750	474,238	—		—
	01/04/2023				30,000	1,034,700	—		—
	01/04/2024				56,250	1,940,063	—		—
	01/04/2025				100,000	3,449,000	—		—
Kenneth Myszkowski	01/01/2022				15,000	517,350	—		—
	01/04/2023				30,000	1,034,700	—		—
	01/04/2024				56,250	1,940,063	—		—
	01/04/2025				100,000	3,449,000	—		—
Tracie Oliver	N/A				—	—	—	—	—
(1)Options are priced at the market closing price on the date of grant. Options have various vesting parameters, but generally vest over 48 months after the award is granted.

50

2026 PROXY STATEMENT    Executive Compensation
(2)RSUs have various vesting parameters but generally vest in four equal annual installments beginning one year from the grant date.
(3)Value is based on our Company’s Common Stock closing price of $34.49 on September 30, 2025.
(4)The amounts reported for Christopher Anzalone in this column reflect the January 2020, January 2021, July 2022, December 2022, and December 2024 awards that contain performance-based vesting conditions. These awards and their vesting conditions are described above in the “Compensation Discussion and Analysis” under the heading “Equity Compensation" in this year’s proxy statement and in prior proxy statements, as applicable.

51

2026 PROXY STATEMENT    Executive Compensation
Fiscal 2025 Options Exercises and Stock Vested Table

The following table provides information, with respect to the NEOs, concerning options exercised or RSUs or PRSUs vested during fiscal 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)	Number of Shares Acquired on Vesting	Value Realized on Vesting (2)
Christopher Anzalone	300,000	$2,948,360	497,354	$8,091,313
Daniel Apel	—	—	—	$—
Patrick O’Brien	—	—	67,500	$1,335,825
James Hamilton	—	—	60,000	$1,187,400
Kenneth Myszkowski	—	—	63,750	$1,261,613
Tracie Oliver	—	—	—	$—

(1)Value is calculated as the price of our Common Stock upon exercise, less the exercise price, multiplied by the number of shares exercised.
(2)Value is calculated as the price of our Common Stock upon vesting, multiplied by the number of shares vested.
Termination Benefits — Potential Payments Upon Termination or Change in Control
The Company has entered into Severance and Change of Control Agreements with each of Christopher Anzalone, Daniel Apel, Patrick O’Brien and James Hamilton (the “Severance Agreements”). Under the Severance Agreements, upon a termination of the executive’s employment by the Company without “Cause” (and not as a result of the executive’s death or disability) or due to the executive’s “Resignation for Good Reason” (each quoted term as defined in each Severance Agreement) (such a termination, an “Involuntary Termination”), the Company will provide the following severance benefits: (i) payment of accrued but unpaid base salary, accrued but unused vacation, and any annual cash bonus earned but unpaid for the preceding fiscal year; (ii) a lump sum severance payment equal to six months’ worth of the executive’s base salary (or, for Dr. Anzalone, 12 months’ worth of his base salary, plus a pro-rated portion of his target annual cash bonus for the year in which the termination occurs) (the “Severance Payment”); and (iii) reimbursement of health care continuation premiums for the 12-month period (or, for Dr. Anzalone, the 18-month period) following the termination date.
If the termination of employment described above occurs within the period beginning three months prior to the signing of a definitive agreement that would result in a “Change of Control” (as defined in each Severance Agreement) through the first anniversary of such Change of Control (the “CIC Period”), the Company will provide the following severance benefits in lieu of the benefits described above: (i) payment of accrued but unpaid base salary, accrued but unused vacation, and any annual cash bonus earned but unpaid for the preceding fiscal year; (ii) a lump sum severance payment equal to (a) 12 months’ worth (or, for Dr. Anzalone, 24 months’ worth) of the executive’s base salary, plus (b) one and one-half times (or, for Dr. Anzalone, two times) the executive’s target annual cash bonus for the year in which the termination occurs (the “COC Severance Payment”); provided, however, that if the executive has received a Severance Payment, the COC Severance Payment shall be reduced by the amount of such Severance Payment; (iii) reimbursement of health care continuation premiums for the 18-month period following the termination date; and (iv) accelerated vesting of all outstanding equity awards, with any performance-based vesting criteria deemed achieved at the target level of performance (and, if the termination occurs within the permitted period prior to the Change of Control, a lump sum cash payment equal to the value of any equity awards that would have vested had the executive remained employed through the Change of Control).

52

2026 PROXY STATEMENT    Executive Compensation
The severance benefits provided under the Severance Agreements are subject to each executive’s execution and non-revocation of a release of claims in favor of the Company and its affiliates. Further, in the event that any payments or benefits provided under the Severance Agreements or otherwise constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), the executive will receive the portion of such payments and benefits that results in the greatest after-tax benefit to the executive (including after payment of any excise tax under Section 4999 of the Code).
The Company executed a Retirement Letter with Mr. Ken Myszkowski, dated May 9, 2025, stating that after May 13, 2025, and through January 31, 2026, Mr. Myszkowski will remain an Arrowhead employee, assuming the position of Assistant to the Chief Financial Officer. In that role, Mr. Myszkowski is expected to be reasonably available for consultation at the CFO’s request, and to assist the CFO with certain regulatory filings. As Assistant to the CFO, Mr. Myszkowski will be considered a full-time employee and will draw a salary at the annualized rate of $200,000. Pursuant to the Retirement Letter, if Arrowhead were to terminate Mr. Myszkowski's employment without cause prior to January 31, 2026, Mr. Myszkowski would be entitled to a lump sum payment equal to three months of his salary and an amount equal to the cost of three months of healthcare insurance under his post-employment COBRA rights.
Ms. Oliver passed away in November 2024.
Additionally, pursuant to the Inducement Plan, 2013 Incentive Plan and the 2021 Incentive Plan, any unvested awards held by plan participants, including the NEOs, become fully vested upon a change of control of the Company, except as otherwise determined by the Board and except with respect to the outstanding awards held by the CEO whose awards will only become fully vested if he experiences a qualifying termination of employment following a change of control.
The following tables set forth information regarding potential termination and change of control arrangements with our NEOs (other than Ms. Oliver) had their employment been terminated or a change in control of the Company taken place on September 30, 2025:

53

2026 PROXY STATEMENT    Executive Compensation
Termination Payments

Triggering Event	Salary ($)	Bonus ($)	Benefits ($)	Stock Awards (1)($)	Total
Involuntary Termination Outside of the CIC Period
Christopher Anzalone	988,800	988,800	66,286	—	2,043,886
Daniel Apel	287,500	—	47,383	—	334,883
Patrick O’Brien	325,000	—	49,069	—	374,069
James Hamilton	315,000	—	32,114	—	347,114
Kenneth Myszkowski	50,000	—	12,107	—	62,107
Change in Control
Christopher Anzalone	—	—	—	—	—
Daniel Apel	—	—	—	3,449,000	3,449,000
Patrick O’Brien	—	—	—	7,286,013	7,286,013
James Hamilton	—	—	—	6,898,000	6,898,000
Kenneth Myszkowski	—	—	—	6,941,113	6,941,113
Involuntary Termination During the CIC Period
Christopher Anzalone	1,977,600	1,977,600	66,286	71,827,481	75,848,967
Daniel Apel	575,000	388,125	71,075	3,449,000	4,483,200
Patrick O’Brien	650,000	438,750	73,604	7,286,013	8,448,367
James Hamilton	630,000	425,250	48,170	6,898,000	8,001,420
Kenneth Myszkowski	50,000	—	72,643	6,941,113	7,063,756

(1)For stock awards the value is calculated as the number of unvested and unearned shares multiplied by the Company’s closing stock price at September 30, 2025 of $34.49, plus any exercisable options exercised at the Company's closing stock price at September 30, 2025 of $34.49. Ms. Oliver did not receive any payments or benefits in connection with her departure from the Company.

54

2026 PROXY STATEMENT    Executive Compensation
CEO Pay Ratio

Pursuant to Item 402(u) of Regulation S-K, we are required to calculate and disclose the median of the annual total compensation of all of our employees (excluding our CEO, Dr. Anzalone), the annual total compensation of Dr. Anzalone, and the ratio of these two amounts.

Based on the fact that we had a significant number of new hires during fiscal 2025, we did not elect to use the same median employee as the prior year. Our median employee was identified using the entire population of our employees as of September 30, 2025 based on a consistently applied compensation measure, or CACM, that reasonably reflects the annual compensation of our employees. The CACM selected by us for our disclosure included annual base salary, the cash bonus amount for fiscal 2025, the grant-date fair value for stock-based awards (calculated in accordance with requirements for the Summary Compensation Table), and welfare and health benefits for fiscal 2025.

Based on the CACM methodology described above, we identified the median employee and calculated the fiscal 2025 compensation for this selected employee in the same manner we determine the annual total compensation of our NEOs for purposes of the Summary Compensation Table. The median of the annual total compensation of all our employees was $163,062. Dr. Anzalone’s fiscal 2025 annual total compensation as disclosed in the Fiscal 2025 Summary Compensation Table was $9,029,861. As a result, our CEO to median employee pay ratio for fiscal 2025 is 55:1.
This pay ratio is a reasonable estimate calculated by a method consistent with the SEC requirements, described above, based on our payroll and employment records. As a result of a variety of factors, including employee populations, potential differences in the components used for the CACM, compensation philosophies and certain assumptions, pay ratios reported by other companies may not be comparable to our pay ratio. The pay ratio is not utilized by our management or our compensation committee for compensation-related decisions.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of the Company. This information has been prepared in accordance with Item 402(v) and does not necessarily reflect the actual amount of compensation earned by or paid to our named executive officers ("NEOs") for the applicable year. Please refer to the Compensation Discussion and Analysis section of this proxy statement for a discussion of our executive compensation program objectives and the ways in which we align executive compensation with performance.

55

2026 PROXY STATEMENT    Executive Compensation

					Value of Initial Fixed $100 Investment Based On:		(in thousands)
Year (a)	Summary Compensation Table Total for PEO (1)(b)	Compensation Actually Paid to PEO (2)(c)	Average Summary Compensation Table Total for Non-PEO NEOs (1)(d)	Average Compensation Actually Paid to Non-PEO NEOs (2) (e)	Total Shareholder Return (3)(f)	Peer Group Total Shareholder Return (g)	Net Loss (4) (h)	Company Selected Measure (5)(i)
2025	$9,029,861	$42,599,705	$2,090,935	$4,674,785	$80	$146	($1,631)	$—
2024	$12,424,418	($5,357,049)	$3,499,747	$1,787,414	$31	$94	($599,493)	$—
2023	$9,918,093	($2,171,064)	$3,151,102	$1,873,139	$62	$49	($205,275)	$—
2022	$12,031,969	($40,073,641)	$4,133,800	($386,119)	$77	$67	($176,063)	$—
2021	$24,703,855	$69,061,855	$3,324,746	$6,080,785	$145	$116	($140,848)	$—
(1)The dollar amounts reported are the amounts reported for Christopher Anzalone (the Company’s Chief Executive Officer or Principal Executive Officer (PEO)) for each of the corresponding years in the “Total” column in our Summary Compensation Table. The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Christopher Anzalone) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs included for these purposes in each applicable year are as follows: (i) for fiscal year 2025, Daniel Apel, Kenneth Myszkowski, Patrick O'Brien, James Hamilton and Tracie Oliver, (ii) for fiscal year 2024, Kenneth Myszkowski, Patrick O'Brien, James Hamilton, Javier San Martin and Tracie Oliver, (iii) for fiscal year 2023, Kenneth Myszkowski, Patrick O'Brien, James Hamilton, and Javier San Martin; (iv) for fiscal year 2022, Kenneth Myszkowski, Patrick O'Brien, James Hamilton, and Tracie Oliver; and (v) for fiscal year 2021, Kenneth Myszkowski, Patrick O'Brien, James Hamilton, Javier San Martin, and James Hassard.
(2)The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Christopher Anzalone, and the dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to our other NEOs as a group, each as computed in accordance with Item 402(v) of Regulation S-K and do not reflect the total compensation actually realized or received by Christopher Anzalone or the other NEOs on average, as applicable. In accordance with these rules, these amounts reflect “Total Compensation” as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

56

2026 PROXY STATEMENT    Executive Compensation

Compensation Actually Paid	2025		2024		2023		2022		2021
	PEO	Other NEOs*	PEO	Other NEOs*	PEO	Other NEOs*	PEO	Other NEOs*	PEO	Other NEOs*
Summary Compensation Table Total	$9,029,861	$2,090,935	$12,424,418	$3,499,747	$9,918,093	$3,151,102	$12,031,969	$4,133,800	$24,703,855	$3,324,746
Less, value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	$(6,810,292)	$(1,444,800)	$(10,319,000)	$(2,658,810)	$(8,314,056)	$(2,332,400)	$(10,382,549)	$(3,529,925)	$(23,019,000)	$(2,608,820)
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	$11,209,250	$2,759,200	$6,585,800	$1,200,940	$6,288,252	$1,645,788	$8,222,939	$1,578,138	$49,944,000	$3,537,700
Plus, fair value as of vesting date of equity awards granted and vested in the year	$193,292	$—	$—	$—	$583,774	$—	$—	$—	$—	$—
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	$25,931,662	$945,000	$(13,971,458)	$(456,188)	$(10,653,844)	$(847,819)	$(49,946,000)	$(2,754,375)	$17,433,000	$2,015,691
Plus (less), change in fair value from last day of prior fiscal year to vesting date for equity awards granted in prior years that vested in the year	$3,045,932	$324,450	$(76,809)	$201,724	$6,718	$256,469	$—	$186,244	$—	$(188,531)
Compensation Actually Paid	$42,599,705	$4,674,785	$(5,357,049)	$1,787,414	$(2,171,064)	$1,873,139	$(40,073,641)	$(386,119)	$69,061,855	$6,080,785
* Amounts presented are averages for the entire group of Other NEOs in each respective year.

(3)Total Shareholder Return (TSR) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is September 30, 2020.
(4)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(5)The Company does not use any financial performance measures to link executive compensation actually paid to company performance. Consequently, no “Company Selected Measure” is included in the table above.

Analysis of Information Presented in the Pay versus Performance Table

As described in more detail in the Compensation Discussion and Analysis section, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

57

2026 PROXY STATEMENT    Executive Compensation
Compensation Actually Paid, Cumulative TSR and Peer Group TSR

Pay vs. Performance: Total Shareholder Return
Total Shareholder Return (Growth of $100 invested)
CAP ($ Millions)
$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$—
$(20.0)
$145.0
$116.0
$87.0
$58.0
$29.0
$—
$(29.0)
$145.0
$115.6
$69.1
$6.1
$76.8
$67.5
$(0.4)
$(40.1)
$62.4
$49.1
$(2.2)
$1.9
93.8
$31.0
$(5.4)
$1.8
146.4
80.1
42.6
4.7
09/30/21
09/30/22
09/30/23
09/30/24
09/30/25
PEO CAP
Non-PEO CAP
ARWR TSR
Peer Group TSR

58

2026 PROXY STATEMENT    Executive Compensation
Compensation Actually Paid and Net Loss

Pay vs. Performance: Net Loss
Net Loss ($ Thousands)
CAP ($ Millions)
$—
$(100,000)
$(200,000)
$(300,000)
$(400,000)
$(500,000)
$(600,000)
$75.0
$50.0
$25.0
$—
$(25.0)
$(50.0)
$(75.0)
$(140,848)
$(176,063)
$(205,275)
$(599,493)
$(1,631)
$69.1
$6.1
$(40.1)
$(0.4)
$(2.2)
$1.9
$(5.4)
$1.8
42.6
4.7
09/30/21
09/30/22
09/30/23
09/30/24
09/30/25
PEO CAP
Non-PEO CAP
Net Loss

59

2026 PROXY STATEMENT    Executive Compensation
Financial Performance Measures

As described in greater detail in the Compensation Discussion and Analysis section, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The Company does not currently use any financial performance measures to link executive compensation actually paid to our performance. However, the most important performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•Corporate goals related to meeting certain objectives with respect to business development, accessing new capital, market capitalization, commercialization, and and utilization of recent capital improvements;
•Discovery and early development goals related to meeting certain goals with regard to progress on our pre-clinical programs; and
•Clinical development goals involving meeting certain goals relating to our clinical programs;

All information provided above under the “Item 402(v) Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

60

2022 PROXY STATEMENT    Proposal Four — Ratification of Independent Auditors
Proposal Four — Ratification of Selection of Independent Auditors
Our Audit Committee, with the ratification of our Board, selected the accounting firm of KPMG LLP (“KPMG”) as the Company’s independent auditors for the fiscal year ending September 30, 2026, and that selection is now being submitted to the stockholders for their ratification.
A representative of KPMG is expected to be present at the Annual Meeting and available to respond to appropriate stockholder questions. The representative will also have an opportunity to make any other statements such representative deems appropriate.
Stockholders are not required to ratify the selection of KPMG as our independent auditors. However, we are submitting the selection for ratification as a matter of good corporate practice. If stockholders fail to ratify the selection, the Audit Committee will consider whether or not to retain KPMG. Even if the selection is ratified, the Audit Committee may direct the selection of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Vote Required; Recommendation of the Board

In order to be ratified, Proposal Four must be approved by the Required Vote, assuming a quorum is present. For this purpose, abstentions will be counted as a vote “AGAINST” the Proposal, while broker non-votes, if any, will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL FOUR.

61

2026 PROXY STATEMENT    Audit Fees
Audit Fees
The Audit Committee regularly reviews and determines whether specific projects or expenditures with our independent auditors may potentially affect their independence. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. Pre-approval is generally provided by the Audit Committee for up to one year, detailed to the particular service or category of services to be rendered and is generally subject to a specific budget. The Audit Committee may also pre-approve additional services of specific engagements on a case-by-case basis. All engagements of our independent registered public accounting firm in 2025 and 2024 were pre-approved by the audit committee.
The following table sets forth the aggregate audit fees and fees for all other services provided during the indicated fiscal years. These include amounts billed and expected to be billed by KPMG for fiscal year 2025 and for fiscal year 2024:

	Year Ended September 30,
	2025	2024
Audit fees (1)	$1,310,425	$1,010,000
Audit-related fees	—	—
Tax Fees	—	—
All other fees	—	—
Total	$1,310,425	$1,010,000

(1)Fees invoiced by KPMG include year-end audit, periodic reviews of Forms 10-Q and 10-K, comfort letters and consents for financings and registration statements, and other agreed-upon procedures.

62

2026 PROXY STATEMENT    Report of the Audit Committee
Report of the Audit Committee
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for fiscal 2025, which include the consolidated balance sheets of the Company as of September 30, 2025 and September 30, 2024, and the related consolidated statements of operations, stockholders’ equity and cash flows for the fiscal years ended September 30, 2025, September 30, 2024 and September 30, 2023, and the notes thereto.

Review with management and independent registered public accounting firm. The Audit Committee met separately to review the Company’s consolidated audited financial statements and held discussions with management and KPMG. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The members of the Audit Committee discussed with KPMG matters required to be discussed under the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and the Audit Committee discussed the firm’s independence with KPMG.
Conclusion. Based upon the Audit Committee’s review of the financial statements and discussions with management and KPMG, the Audit Committee’s review of the representations of management and the report of KPMG to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, as filed with the SEC.
This report is submitted by the Audit Committee of the Board.
William Waddill, Committee Chair
Mauro Ferrari
Mike Perry
Victoria Vakiener

63

2026 PROXY STATEMENT    Voting Securities of Principal Stockholders and Management
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding the ownership of the Company’s Common Stock as of January 15, 2026 (except as otherwise indicated in the footnotes to the table), by (i) each of our NEOs, (ii) each director and director nominee, (iii) all current directors and executive officers as a group, and (iv) the holders of greater than 5% of our total shares outstanding known to us.
Beneficial ownership is determined in accordance with the rules of the SEC, and thus represents voting or investment power with respect to our securities. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after the date of this table. Unless otherwise specified in the footnotes to the table below, to our knowledge, (i) the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable, and (ii) the address of each stockholder is c/o Arrowhead Pharmaceuticals, Inc., 177 E. Colorado Blvd., Suite 700, Pasadena, CA 91105.

	Number and Percentage of Shares Beneficially Owned (1)
	Shares		Percentage
5% Beneficial Owners
BlackRock Inc (2) 50 Hudson Yards, New York, NY 10001	19,012,855		13.1%
The Vanguard Group (3) 100 Vanguard Blvd., Malvern, PA 19355	15,525,072		10.7%
Entities affiliated with Avoro Capital Advisors LLC (4) 110 Greene Street, Suite 800, New York, NY 10012	13,985,269		9.7%
Named Executive Officers and Directors
Christopher Anzalone (5)	3,792,739		2.6%
Patrick O’Brien	547,408		*
James Hamilton	246,958		*
Daniel Apel	176,200		*
Michael S. Perry (6)	127,652		*
Mauro Ferrari (6)	73,646		*
William Waddill (6)	61,156		*
Hongbo Lu (7)	63,009	*	*
Douglas Ingram (8)	59,016
Victoria Vakiener (6)	40,316		*
Adeoye Olukotun (6)	38,193		*

All current Executive Officers and Directors as a group (11 persons) (9)	5,226,293		3.6%

*Less than 1%
(1)Based on 142,262,493 shares of Common Stock issued and outstanding as of January 15, 2026. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of January 15, 2026, or within sixty days of such date are treated as outstanding only when determining the percentage owned by such individual and when determining the percentage owned by the group.
(2)Based on Amendment No. 3 to Schedule 13G filed April 23, 2025. According to Amendment No. 3, BlackRock Inc. has sole voting power and sole dispositive power over 18,877,477 shares and 19,012,855 shares, respectively.
(3)Based on Amendment No. 8 to Schedule 13G filed July 29, 2025. According to Amendment No. 8, The Vanguard Group has sole dispositive power over 15,243,118 shares and has shared voting power and shared dispositive power over 142,962 shares and 281,954 shares, respectively.
(4)Based on Amendment No. 2 to Schedule 13G filed August 14, 2025. Includes 917,441 shares of Common Stock issuable upon the exercise of warrants. According to Amendment No. 2, Avoro Capital Advisors LLC and Behzad Aghazadeh, who serves as

64

2026 PROXY STATEMENT    Security Ownership of Certain Beneficial Owners and Management
the portfolio manager and controlling person of Avoro Capital Advisors LLC, have sole voting power and sole dispositive power over 11,517,441 shares. Subsequent to the Amendment No. 2 to Schedule 13G filing, Avoro Capital Advisors LLC received additional warrants that can be exercised to receive 1,550,387 shares of Common Stock.
(5)Chris Anzalone has pledged 1,192,897 shares of Common Stock as collateral for a line of credit.
(6)Includes 4,593 shares of Common Stock issuable upon the exercise of options exercisable as of January 15, 2026 or within 60 days of January 15, 2026.
(7)Includes 8,027 shares of RSUs that vest within 60 days of January 15, 2026.
(8)Includes 12,801 shares of RSUs that vest within 60 days of January 15, 2026.
(9)Includes 22,965 shares of Common Stock issuable upon the exercise of options exercisable as of January 15, 2026 or within 60 days of January 15, 2026, and 20,828 shares of RSUs that vest within 60 days of January 15, 2026.

65

2026 PROXY STATEMENT    Equity Compensation Plan Information
Equity Compensation Plan Information

The following table provides information as of September 30, 2025 with respect to shares of our Common Stock that may be issued under our equity compensation plans.

	Equity Compensation Plan Information
	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	7,217,386	$35.40	2,378,770
Equity compensation plans not approved by security holders (2)	506,567	$49.61	255,244
Total	7,723,953	$35.50	2,634,014

(1)Includes options outstanding representing 776,279 and 32,151 shares of Common Stock under the 2013 Incentive Plan and the 2021 Incentive Plan, respectively. Also includes 1,500,000 and 3,750,071 RSUs subject to the 2013 Incentive Plan and the 2021 Incentive Plan, respectively. There is no exercise price associated with a RSU award. Accordingly, these have been excluded from the column in the table reporting the weighted-average exercise price of outstanding awards.
(2)Includes 598,605 inducement option grants and 53,713 inducement RSU grants issued to newly hired employees granted outside of the Company’s Inducement Plan and 0 inducement option grants and 506,567 inducement RSU grants issued to newly hired employees pursuant to the Company’s Inducement Plan.

Material Features of the Inducement Plan and Stand-Alone Inducement Awards
The Company’s Inducement Plan was established by the Board during fiscal year 2024 to advance the interests of the Company by providing for the grant of stock-based awards. The Company has also granted inducement awards outside of the inducement plan. In accordance with Nasdaq rules, this plan and the stand-alone awards are used to offer equity awards as material inducements for new employees to join the Company. Subject to adjustment for certain changes in our capitalization, the maximum aggregate number of shares that may be issued under the inducement plan is 832,950. The equity awards granted as inducement awards both under and outside of the inducement plan are typically in the form of stock options with exercise prices equal to the fair market value of our common stock on the date of grant and/or restricted stock units. The inducement plan also provides for the granting of other types of equity awards, including stock appreciation rights and restricted stock awards.
Current Executive Officers of the Registrant

The names, ages, and positions of our current executive officers serving as of January 26, 2026 are provided below. Biographical information regarding these officers is set forth under the following table, except for Dr. Anzalone, whose biography is set forth above with our other directors. Each executive officer holds office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding their election, and until his/her successor is elected and qualified or until his/her earlier resignation or removal.

Name	Age	Position with Arrowhead
Christopher Anzalone	56	Chief Executive Officer, President, Director and Board Chair
Daniel Apel	60	Chief Financial Officer
James Hamilton	48	Chief Medical Officer
Patrick O’Brien	62	Chief Operating Officer

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2026 PROXY STATEMENT    Equity Compensation Plan Information
Daniel Apel, Chief Financial Officer, joined Arrowhead as Chief Financial Officer in April 2025. Mr. Apel brings over 25 years of US and global financial experience to Arrowhead. Prior to joining Arrowhead he served as Global Head of Financial Planning and Analysis from June 2019 through June 2024 at Walgreens Boots Alliance WBA, a healthcare, pharmacy and retail company, where he was responsible for global financial planning and analysis. Mr. Apel also served in various capacities in his nearly 20-year career at Bayer, including as Chief Financial Officer for Bayer U.S. from 2016 through 2019, as Chief Financial Officer for Bayer Canada and as global Head of Accounting for the Bayer Healthcare Segment, based in Germany. He served on the boards of the Biotechnology Innovation Organization (BIO) and the Organization for International Investment, as well as a Trustee for the Health Institute of New Jersey. Mr. Apel earned his Master’s degree in Business Administration from the University of California, Berkeley, a Bachelor's of Arts Degree from the University of Pennsylvania, and is a licensed Certified Public Accountant.
James Hamilton, Chief Medical Officer and Head of R&D, joined the Company in 2014, where he has served as Chief Medical Officer since February 2025. He previously served as Chief of Discovery & Translational Medicine, and was responsible for target discovery as well as non-clinical and early clinical development. Prior to that, Dr. Hamilton served as Vice President, Clinical Development, and was responsible for clinical strategy, clinical trial design and execution including early translational and mid-stage development of all Arrowhead programs. He is experienced in multiple disease areas including virology, hepatology, cardiovascular disease, rare disease and oncology. Dr. Hamilton led the clinical development of ARO-HBV (now JNJ-3989), which was licensed to Janssen Pharmaceuticals. In parallel, Dr. Hamilton served as Head of Corporate Development and led Arrowhead’s in-licensing transaction of Novartis’s RNAi assets, as well as the out-licensing of ARO-LPA (now AMG890) to Amgen and the ARO-AAT partnership with Takeda. Dr. Hamilton started his employment at Arrowhead as Medical Director and Head of Corporate development. He holds both M.D. and M.B.A. degrees from The Ohio State University. He is a licensed physician and completed residency training with board certification in emergency medicine.

Patrick C. O’Brien, Chief Operating Officer, joined the Company in December 2014, where he has served as Chief Operating Officer since July 2022 and previously served as General Counsel from 2014 to December 2025. Mr. O’Brien has practiced in the healthcare legal field for over 30 years. Before joining the Company, from 2012 to 2014, Mr. O’Brien was with Shire, a global pharmaceutical company, where he was Group Vice President, Law. Immediately prior to working with Shire, he was a partner with the international law firm of Holland & Knight LLP in its Washington, DC office. In 2010, Mr. O’Brien co-founded the law firm O’Brien Gould PLLC which joined Holland & Knight in 2011. From 2009 to 2010, Mr. O’Brien was a partner in Burke O’Neil LLC. From 2001 to 2009, Mr. O’Brien served in several legal roles with Johnson & Johnson, including serving as Vice President of Law for J&J’s Centocor Ortho-Biotech unit. Mr. O’Brien previously served as Regulatory Counsel with the United States Food & Drug Administration. Mr. O’Brien was awarded a B.S. in Pharmacy and a Pharm.D. from the University of Arizona before completing a residency in Clinical Pharmacy with the University of Illinois at Chicago Hospital. He was also awarded his J.D. from the University of Arizona.

67

2026 PROXY STATEMENT    Review and Approval of Related-Party Transactions
Review and Approval of Related-Party Transactions
Our Board has adopted written policies and procedures for the review and approval of related-party transactions and has delegated to the Audit Committee the authority to review and approve the material terms of any proposed related-party transactions. To the extent that a proposed related-party transaction may involve a non-employee director or nominee for election as a director and may be material to a consideration of that person’s independence, the matter may also be considered by the other disinterested directors.
Pursuant to our Corporate Code of Conduct and our Nomination Committee Charter, each of our officers, directors and employees must disclose related-party transactions to our Board. In order to avoid conflicts of interest, our executive officers and directors may not acquire any ownership interest in any supplier, customer or competitor (other than nominal amounts of stock in publicly traded companies), enter into any consulting or employment relationship with any customer, supplier or competitor, or engage in any outside business activity that is competitive with any of our businesses, without first disclosing the proposed transaction. After the proposed transaction has been disclosed, a determination will be made by our Board or Audit Committee as to what course to follow, depending on the nature or extent of the conflict. Furthermore, our executive officers and directors may not serve on any board of directors of any customer, supplier or competitor unless such board service has been disclosed to us and approved by our Board.
In determining whether to approve or ratify a related-party transaction, the Board and/or Audit Committee may consider, among other factors it deems appropriate, the potential benefits to the Company, the impact on a director’s or nominee’s independence or an executive officer’s relationship with or service to the Company, whether the related-party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and the extent of the related party’s interest in the transaction. In deciding to approve a transaction, the Board or Audit Committee may, in its sole discretion, impose such conditions as it deems appropriate on us or the related party in connection with its approval of any transaction. Any transactions involving the compensation of executive officers, however, are reviewed and approved by the Compensation Committee. If a related-party transaction will be ongoing, the Audit Committee may establish guidelines to be followed in our ongoing dealings with the related party. Thereafter, the Audit Committee reviews and assesses the ongoing relationship with each related party to see that it is in compliance with the Audit Committee’s guidelines and that the related-party transaction remains appropriate.

68

2026 PROXY STATEMENT    Certain Relationships and Related Transactions
Certain Relationships and Related Transactions

The following is a summary of each transaction or series of similar transactions since November 1, 2024, or any currently proposed transaction, to which we were or are a party in which:

•the amount involved exceeds $120,000; and
•any related person (including our directors, executive officers, beneficial owners of more than 5% of our common stock and any affiliates or members of their immediate family) had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under the section titled “Executive Compensation” or that were approved by our Compensation Committee.

Beneficial ownership of securities is determined in accordance with the rules of the SEC.

Dr. Bruce Given was the Company's Chief Medical Scientist, and is the brother of Dr. Douglass Given, the Company's former Director and Chairman of the Board, who stepped down effective as of December 31, 2024. Dr. Bruce Given transitioned to being a consultant to the Company on August 1, 2025 for a yearly fee of $280,000. Dr. Bruce Given earned base salary, bonus and consulting fees of $887,227 during fiscal year 2025. In fiscal 2025, Dr. Bruce Given was awarded 100,000 RSUs, and this award vests in four annual tranches from the grant date.

Vincent Anzalone is the Company’s Senior Vice President, Investor Relations and Corporate Communications and the brother of Christopher Anzalone, the Company’s Chief Executive Officer, President, Director and Board Chair. Vincent Anzalone earned base salary and bonus of $417,568 during fiscal year 2025. In fiscal 2025, as part of the Company's annual stock grants to employees, Vincent Anzalone was awarded 25,000 RSUs, which vest in four annual tranches from the grant date and 5,000 RSUs, which vests two years after the grant date. In January 2026, as part of the Company's annual stock grants to employees, Vincent Anzalone was awarded 21,000 RSUs, and this award vests in four annual tranches from the grant date.
Annual Report on Form 10-K

The Company will mail, without charge to any stockholder solicited upon written request, a copy of the Company’s Annual Report on Form 10-K for the year ended September 30, 2025 including the financial statements, schedules and a list of exhibits. Requests should be sent to Arrowhead Pharmaceuticals, Inc., 177 E. Colorado Blvd., Suite 700, Pasadena, CA 91105, Attn: Corporate Secretary, Phone (626) 304-3400.
Stockholders Sharing the Same Address

We may satisfy SEC rules regarding delivery of proxy statements including the proxy statement, annual report and Notice, by delivering a single Notice and, if applicable, a single set of proxy materials to an address shared by two or more of our stockholders. This delivery method can result in meaningful cost savings for us. To take advantage of this opportunity, we may deliver only one Notice, and if applicable, a single set of proxy materials to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our Notice and/or other proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the Notice and/or other proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a Notice, and if applicable, other proxy materials either now or in the future, please contact us at the address provided below. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a Notice and, if applicable, other proxy materials either now or in the future, please contact your brokerage firm or bank.
Arrowhead Pharmaceuticals, Inc.
177 E. Colorado Blvd., Suite 700
Pasadena CA 91105
Attn: Corporate Secretary
Phone (626) 304-3400

69

2026 PROXY STATEMENT   Certain Relationships and Related Transactions
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and greater-than-10% stockholders to file forms with the SEC to report their ownership of Company shares and any changes in ownership. We have reviewed all forms filed electronically with the SEC. Based on that review and on written information given to us by our executive officers and directors, we believe that all of our directors, executive officers and greater-than-10% stockholders filed the required reports under Section 16(a) on a timely basis during fiscal 2025, except for the inadvertent late filing of one Form 3 the initial beneficial ownership of Company securities for Mr. Daniel Apel.

Legal Matters

Forward-Looking Statements. The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical fact included in the Proxy Statement are forward-looking statements, including statements about the Company’s Board of Directors; corporate governance practices; executive compensation program; equity compensation utilization; corporate responsibility initiatives; our future financial performance; trends in our business; the initiation, timing, progress and results of our preclinical studies and clinical trials, and our research and development programs; our expectations regarding our commercialization efforts for REDEMPLO; our expectations regarding the potential benefits of the partnership, licensing and/or collaboration arrangements and other strategic arrangements and transactions we have entered into or may enter into in the future; our beliefs and expectations regarding the amount and timing of future milestone, royalty or other payments that could be due to or from third parties under existing agreements; and our estimates regarding future revenues, research and development expenses, capital requirements and payments to third parties. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results or outcomes to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those identified in the Company’s Annual Report on Form 10-K for the year ended September 30, 2025 filed with the SEC and other subsequent documents we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

Website References. Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of the Proxy Statement.
Other Matters

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the proxy card to vote on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Patrick O’Brien
Patrick O’Brien,
Secretary
Pasadena, California
January 26, 2026

70

2026 PROXY STATEMENT   Exhibit A - Amended and Restated 2021 Equity Incentive Plan

Exhibit A

Arrowhead Pharmaceuticals, Inc. Amended and Restated 2021 Incentive Plan

1. DEFINED TERMS
Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.
2. PURPOSE
The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock-based and other incentive Awards.
3. ADMINISTRATION
The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures relating to the Plan; determine whether Awards should be settled in cash and/or shares of Stock; and otherwise do all things necessary or appropriate to carry out the purposes of the Plan. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.
4. LIMITS ON AWARDS UNDER THE PLAN
(a) Number of Shares. The maximum number of shares of Stock that may be delivered in satisfaction of Awards under the Plan is (i) 18,500,000, which includes (A) 8,000,000 shares of Stock previously approved by the Company’s stockholders prior to this amendment and restatement and (B) 10,500,000 additional shares of Stock that shall become available for grant under the Plan upon stockholder approval of this amendment and restatement, (ii) reduced by any shares of Stock subject to awards made under the Prior Plan after January 1, 2021. Shares of Stock subject to outstanding awards under the Prior Plans as of January 1, 2021 that, after January 1, 2021, are canceled, expired, forfeited or otherwise not issued under such award (other than as a result of being tendered or withheld to pay the exercise price or withholding taxes in connection with any such awards) or settled in cash shall be added to the number of shares of Stock issuable under the Plan. No more than 18,500,000 shares of Stock may be delivered in satisfaction of ISOs awarded under the Plan. Nothing in this Section 4(a) will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. For purposes of this Section 4(a), the number of shares of Stock delivered in satisfaction of Awards will be determined (i) by treating as having been delivered any shares of Stock underlying the portion of any Award that is settled in Stock, (ii) by treating as having been delivered any shares of Stock tendered to or withheld by the Company from any Award in payment of the exercise price of any Award requiring exercise or in satisfaction of the tax withholding requirements with respect to any Award, and (iii) by treating as having been delivered any shares of Stock purchased by the Company with proceeds from the exercise of Stock Options. Stock underlying the portion of any Award that expires, terminates or is forfeited or is settled in cash prior to the issuance of Stock thereunder shall not be counted as having been delivered under the Plan. To the extent consistent with the requirements of Section 422 and the regulations thereunder, and with other applicable legal requirements (including applicable stock exchange requirements), Stock issued under awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition shall not reduce the number of shares of Stock available for Awards under the Plan.
(b) Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.
5. ELIGIBILITY AND PARTICIPATION
The Administrator will select Participants from among key Employees and directors of, and consultants and advisors to, the Company and its Affiliates. Eligibility for ISOs is limited to individuals described in the first sentence of this Section 5 who are employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company

71

2026 PROXY STATEMENT    Exhibit A - Amended and Restated 2021 Equity Incentive Plan
as those terms are defined in Section 424 of the Code. Eligibility for Stock Options other than ISOs is limited to individuals described in the first sentence of this Section 5 who are providing direct services on the date of grant of the Stock Option to either the Company or to a subsidiary of the Company that would be described in the first sentence of Treas. Regs. §1.409A-1(b)(5)(iii)(E).
6. RULES APPLICABLE TO AWARDS
(a) All Awards.
(1) Award Provisions. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant will be deemed to have agreed to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.
(2) Term of Plan. No Awards may be made after ten years from the Date of Adoption, but previously granted Awards may continue beyond that date in accordance with their terms.
(3) Transferability. Neither ISOs nor, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6(a)(3), other Awards may be transferred other than by will or by the laws of descent and distribution. During a Participant’s lifetime, ISOs (and, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6(a)(3), SARs and NSOs) may be exercised only by the Participant. The Administrator may permit the gratuitous transfer (i.e., transfer not for value) of Awards other than ISOs to any transferee eligible to be covered by the provisions of Form S-8 (under the Securities Act of 1933, as amended), subject to such limitations as the Administrator may impose.
(4) Vesting, etc. Subject to Section 6(a)(5), the Administrator will determine the time or times at which an Award will vest or become exercisable and the terms on which a Stock Option or SAR will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax or other consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply if a Participant’s Employment ceases:
(A) Immediately upon the cessation of the Participant’s Employment and except as provided in (B), (C), and (D) below, each Stock Option and SAR that is then held by the Participant or by the Participant’s permitted transferees, if any, will cease to be exercisable and will terminate and all other Awards that are then held by the Participant or by the Participant’s permitted transferees, if any, to the extent not already vested will be forfeited.
(B) Subject to (C), (D) and (E) below, all Stock Options and SARs held by the Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months and (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.
(C) All Stock Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment due to his or her death, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of twelve months and (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.
(D) All Stock Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment due to his or her “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of six months and (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.
(E) All Awards (whether or not exercisable) held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment will immediately terminate upon such cessation of Employment if the termination is for Cause or occurs in circumstances that in the sole determination of the Administrator would have constituted grounds for the Participant’s Employment to be terminated for Cause.

72

2026 PROXY STATEMENT   Exhibit A - Amended and Restated 2021 Equity Incentive Plan
(5) Minimum Vesting; Holding Period. Except as otherwise provided in this Section 6(a)(5), no Award shall be granted with terms providing for any right of vesting, exercise or lapse of vesting requirements earlier than a date that is at least one (1) year following the date of grant (or, in the case of vesting based upon performance objectives, exercise and vesting restrictions cannot lapse earlier than the one (1) year anniversary measured from the date of the commencement of the period over which performance is measured). Notwithstanding the foregoing, the Administrator may grant up to a maximum of five percent (5%) of the aggregate number of shares available for issuance under the Plan (for purposes of counting shares against the five percent (5%) limitation, the share counting rules under Section 4(a) shall apply) that do not comply with the one (1) year minimum vesting and exercise requirements set forth in the preceding sentence. In addition, (i) Awards granted to non-employee directors need not comply with the one (1) year minimum vesting and exercise requirements so long as the Awards provide for a right of exercise or lapse of any vesting obligations no earlier than the next annual stockholder meeting date following the grant date (provided such annual meeting is at least 50 weeks after the immediately preceding year’s annual meeting) and (ii) Awards granted in connection with a merger or other acquisition as a substitute or replacement award for awards held by grantees of the acquired business need not comply with the one (1) year minimum vesting and exercise requirements. In addition to the minimum vesting and exercise requirements in this Section 6(a)(5), any Awards granted to the Company’s Chief Executive Officer shall be granted with terms providing that the shares issued upon exercise or settlement of any such Award (net of tax withholding) may not be transferred or otherwise disposed of by the Company’s Chief Executive Officer for at least twelve (12) months following the date of such exercise or settlement.
(6) Additional Restrictions. The Administrator may cancel, rescind, withhold or otherwise limit or restrict any Award at any time if the Participant is not in compliance with all applicable provisions of the Award agreement and the Plan, or if the Participant breaches any agreement with the Company or its Affiliates with respect to non-competition, non-solicitation or confidentiality. Without limiting the generality of the foregoing, the Administrator may recover Awards made under the Plan and payments under or gain in respect of any Award in accordance with any applicable Company clawback or recoupment policy, as such policy may be amended and in effect from time to time, or as otherwise required by law or applicable stock exchange listing standards, including, without limitation, Section 10D of the Exchange Act, or any stock exchange or similar rule adopted under said Section.
(7) Taxes. The grant of an Award and the delivery, vesting and retention of Stock, cash or other property under an Award are conditioned upon full satisfaction by the Participant of all tax withholding requirements with respect to the Award. The Administrator will prescribe such rules for the withholding of taxes as it deems necessary or appropriate. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements (only up to the amount permitted that will not cause an adverse accounting consequence or cost).
(8) Dividend Equivalents, Etc. The Administrator may provide for the payment of amounts (on terms and subject to conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award whether or not the holder of such Award is otherwise entitled to share in the actual dividend or distribution in respect of such Award. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the requirements of Section 409A. Dividends or dividend equivalent amounts payable in respect of Awards that are subject to restrictions will be subject to the same vesting and forfeiture restrictions as apply to the Awards to which they relate.
(9) Rights Limited. Nothing in the Plan or in any Award will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan; nor will anything in the Plan or in any Award affect the right of the Company or its Affiliates to discharge or discipline a Participant at any time. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or any Affiliate to the Participant.
(10) Coordination with Other Plans. Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) if the Administrator so determines, in which case the shares delivered will be treated as awarded under the Plan (and will reduce the number of shares thereafter available under the Plan in accordance with the rules set forth in Section 4).
(11) Section 409A. Each Award will contain such terms as the Administrator determines, and will be construed and administered, such that the Award either qualifies for an exemption from the requirements of Section 409A or satisfies such requirements.

73

2026 PROXY STATEMENT    Exhibit A - Amended and Restated 2021 Equity Incentive Plan
(b) Stock Options and SARs.
(1) Time And Manner Of Exercise. Unless the Administrator expressly provides otherwise, no Stock Option or SAR will be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator), which may be an electronic notice, signed (including electronic signature in form acceptable to the Administrator) by the appropriate person and accompanied by any payment required under the Award. A Stock Option or SAR exercised by any person other than the Participant will not be deemed to have been exercised until the Administrator has received such evidence as it may require that the person exercising the Award has the right to do so.
(2) Exercise Price. The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise will be no less than 100% (or in the case of an ISO granted to a ten-percent shareholder within the meaning of subsection (b)(6) of Section 422, 110%) of the Fair Market Value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant. Except in connection with a corporate transaction involving the Company (which term shall include, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares) or as otherwise contemplated by Section 7 of the Plan, the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Stock Options or SARs to reduce the exercise price or base value of such Stock Options or SARs, (B) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs with an exercise price or base value that is less than the exercise price or base value of the original Stock Options or SARs, or (C) cancel outstanding Stock Options or SARs that have an exercise price or base value greater than the Fair Market Value of a share of Stock on the date of such cancellation in exchange for cash or other consideration.
(3) Payment Of Exercise Price. Where the exercise of an Award is to be accompanied by payment, payment of the exercise price will be by cash or check acceptable to the Administrator or by such other legally permissible means, if any, as may be acceptable to the Administrator.
(4) Maximum Term. Stock Options and SARs will have a maximum term not to exceed ten (10) years from the date of grant (or five (5) years from the date of grant in the case of an ISO granted to a ten-percent shareholder described in Section 6(b)(2) above); provided, however, that, if a Participant still holding an outstanding but unexercised NSO or SAR ten (10) years from the date of grant (or, in the case of an NSO or SAR with a maximum term of less than ten (10) years, such maximum term) is prohibited by applicable law or a written policy of the Company applicable to similarly situated employees from engaging in any open-market sales of Stock, and if at such time the Stock is publicly traded (as determined by the Administrator), the maximum term of such Award will instead be deemed to expire on the thirtieth (30th) day following the date the Participant is no longer prohibited from engaging in such open market sales.
7. EFFECT OF CERTAIN TRANSACTIONS
(a) Mergers, etc. Except as otherwise provided in an Award agreement, the following provisions will apply in the event of a Covered Transaction:
(1) Assumption or Substitution. If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may (but, for the avoidance of doubt, need not) provide (i) for the assumption or continuation of some or all outstanding Awards or any portion thereof or (ii) for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.
(2) Cash-Out of Awards. Subject to Section 7(a)(5) below, the Administrator may (but, for the avoidance of doubt, need not) provide for payment (a “cash-out”), with respect to some or all Awards or any portion thereof, equal in the case of each affected Award or portion thereof to the excess, if any, of (A) the Fair Market Value of one share of Stock (as determined by the Administrator in its reasonable discretion) times the number of shares of Stock subject to the Award or such portion, over (B) the aggregate exercise or purchase price, if any, under the Award or such portion (in the case of an SAR, the aggregate base value above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines, it being understood that if the exercise or purchase price (or base value) of an Award is equal to or greater than the Fair Market Value of one share of Stock (as determined in accordance with this Section 7(a)(2)), the Award may be cancelled with no payment due hereunder.
(3) Acceleration of Certain Awards. Subject to Section 7(a)(6) below, the Administrator may (but, for the avoidance of doubt, need not) provide that any Award requiring exercise will become exercisable, in full or in part and/or that the

74

2026 PROXY STATEMENT   Exhibit A - Amended and Restated 2021 Equity Incentive Plan
delivery of any shares of Stock remaining deliverable under any outstanding Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated in full or in part, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the delivery of the shares, as the case may be, to participate as a stockholder in the Covered Transaction.
(4) Change in Control. Notwithstanding anything herein to the contrary, unless otherwise expressly provided for in the Award agreement or another contract, including an employment or severance agreement or severance plan, or under the terms of a transaction constituting a Change in Control, in the event of a Change in Control, each outstanding Award will fully vest (which, in the case of Performance Awards shall be to their maximal value) and become exercisable immediately prior to the consummation of such Change in Control, and the Administrator shall notify the Participant in writing or electronically that the Award will be fully vested and exercisable for a period of at least fifteen (15) days from the date of such notice, (which notice may be delivered prior to the consummation of the Change in Control) and the Award will terminate upon the expiration of such period if not otherwise assumed or substituted pursuant to Section 7(a)(1) above or cashed-out pursuant to Section 7(a)(2) above.
(5) Termination of Awards Upon Consummation of Covered Transaction. Except as the Administrator may otherwise determine in any case and except for the 15-day exercise period set forth above in Section 7(a)(4), each Award will automatically terminate (and in the case of outstanding shares of Restricted Stock, will automatically be forfeited) upon consummation of the Covered Transaction, other than Awards assumed pursuant to Section 7(a)(1) above.
(6) Additional Limitations. Any share of Stock and any cash or other property delivered pursuant to Section 7(a)(2) or Section 7(a)(3) above with respect to an Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. For purposes of the immediately preceding sentence, a cash-out under Section 7(a)(2) above or acceleration under Section 7(a)(3) above will not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest and is not forfeited in connection with the Covered Transaction, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.
(b) Changes in and Distributions With Respect to Stock.
(1) Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization, reclassification or other distribution of the Company’s equity securities without the receipt of consideration by the Company, or other change in the Company’s capital structure that constitutes an equity restructuring within the meaning of FASB ASC 718, the Administrator will make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the Plan and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise or purchase prices (or base values) relating to Awards and any other provision of Awards affected by such change.
(2) Certain Other Adjustments. The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan, having due regard for the qualification of ISOs under Section 422 and the requirements of Section 409A, where applicable.
(3) Continuing Application of Plan Terms. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.
8. LEGAL CONDITIONS ON DELIVERY OF STOCK
The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. The Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation

75

2026 PROXY STATEMENT    Exhibit A - Amended and Restated 2021 Equity Incentive Plan
of the Securities Act of 1933, as amended, or any applicable state or non-U.S. securities law. Any Stock required to be issued to Participants under the Plan will be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that Stock certificates will be issued to Participants under the Plan, the Administrator may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.
9. AMENDMENT AND TERMINATION
The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect materially and adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time the Award was granted or unless the Administrator determines in its sole discretion and prior to the date of any Covered Transaction that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated. Any amendments to the Plan will be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator.
10. OTHER COMPENSATION ARRANGEMENTS
The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to Award a person bonuses or other compensation in addition to Awards under the Plan.
11. MISCELLANEOUS
(a) Waiver of Jury Trial. By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit disputes arising under the terms of the Plan or any Award made hereunder to binding arbitration or as limiting the ability of the Company to require any eligible individual to agree to submit such disputes to binding arbitration as a condition of receiving an Award hereunder.
(b) Limitation of Liability. Notwithstanding anything to the contrary in the Plan, neither the Company, nor any Affiliate, nor the Administrator, nor any person acting on behalf of the Company, any Affiliate, or the Administrator, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Award by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to the Award.
12. ESTABLISHMENT OF SUB-PLANS
The Administrator may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Administrator will establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Administrator’s discretion under the Plan as it deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as it deems necessary or desirable. All supplements so established will be deemed to be part of the Plan, but each supplement will apply only to Participants within the affected jurisdiction (as determined by the Administrator).
13. GOVERNING LAW

76

2026 PROXY STATEMENT   Exhibit A - Amended and Restated 2021 Equity Incentive Plan
The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
EXHIBIT A
Definition of Terms
The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:
“Administrator”: The Compensation Committee, except that the Compensation Committee may delegate (i) to one or more of its members (or one or more other members of the Board (including the full Board)) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant Awards or perform any of its other duties, power and responsibilities as it may determine, to the extent permitted by Section 152(b) or 157(c) of the Delaware General Corporation Law and Nasdaq Listing Rule 5635(c)(4), provided, however, that the resolution so authorizing such officer or officers shall specify the total number of Awards (if any) such officer or officers may award pursuant to such delegated authority, the time period during which such Awards may be granted and the time period during which the Shares issuable upon exercise or vesting of an Award may be issued, a minimum amount of consideration (if any) for which such Awards may be issued and a minimum amount of consideration for the Stock issuable upon the exercise of an Award, and, unless provided otherwise in such authorizing resolutions, that any such Award shall be subject to the form of Award agreement theretofore approved by the Compensation Committee and, provided, further, that such authorization shall not provide for the grant of Awards to officers or directors of the Company who are subject to the reporting requirements of Section 16(a) of the Exchange Act and no such officer shall designate himself or herself as a recipient of any Awards granted under authority delegated to such officer; and (iii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” will include the person or persons so delegated to the extent of such delegation.
“Affiliate”: Any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) and Section 414(c) of the Code.
“Award”: Any or a combination of the following:
(i) Stock Options.
(ii) SARs.
(iii) Restricted Stock.
(iv) Unrestricted Stock.
(v) Stock Units, including Restricted Stock Units.
(vi) Performance Awards.
(vii) Cash Awards.
(viii) Awards (other than Awards described in (i) through (vii) above) that are convertible into or otherwise based on Stock.
“Board”: The Board of Directors of the Company.
“Cash Award”: An Award denominated in cash.
“Cause”: In the case of any Participant who is party to an employment or severance-benefit agreement that contains a definition of “Cause,” the definition set forth in such agreement will apply with respect to such Participant under the Plan for so long as such agreement is in effect. In the case of any other Participant, “Cause” will mean, as determined by the Administrator in its reasonable judgment, (i) a substantial failure of the Participant to perform the Participant’s duties and responsibilities to the Company or subsidiaries or substantial negligence in the performance of such duties and responsibilities; (ii) the commission by the Participant of a felony or a crime involving moral turpitude; (iii) the commission by the Participant of theft, fraud, embezzlement, material breach of trust or any material act of dishonesty

77

2026 PROXY STATEMENT    Exhibit A - Amended and Restated 2021 Equity Incentive Plan
involving the Company or any of its subsidiaries; (iv) a significant violation by the Participant of the code of conduct of the Company or its subsidiaries of any material policy of the Company or its subsidiaries, or of any statutory or common law duty of loyalty to the Company or its subsidiaries; (v) material breach of any of the terms of the Plan or any Award made under the Plan, or of the terms of any other agreement between the Company or subsidiaries and the Participant; or (vi) other conduct by the Participant that could be expected to be harmful to the business, interests or reputation of the Company.
“Change in Control”: The first to occur of (i) a “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or one of its subsidiaries or an employee benefit plan of the Company or any of its subsidiaries, including any trustee of such plan acting as trustee) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; (ii) a consummation of (x) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (y) the sale or disposition by the Company of all or substantially all the Company’s assets; or (iii) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the stockholders, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company). For the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
“Code”: The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.
“Compensation Committee”: The Compensation Committee of the Board.
“Company”: Arrowhead Pharmaceuticals, Inc.
“Covered Transaction”: Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert; (ii) a sale or transfer of all or substantially all the Company’s assets; or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction will be deemed to have occurred upon consummation of the tender offer.
“Date of Adoption”: The earlier of the date the Plan (for avoidance of doubt, as most recently amended and restated) was approved by the Company’s stockholders or adopted by the Board, as determined by the Compensation Committee.
“Employee”: Any person who is employed by the Company or an Affiliate.
“Employment”: A Participant’s employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or an Affiliate. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates. Notwithstanding the foregoing and the definition of “Affiliate” above, in construing the provisions of any Award relating to the payment of “nonqualified deferred compensation” (subject to Section 409A) upon a termination or cessation of Employment, references to termination or cessation of employment, separation from service, retirement or similar or correlative terms will be construed to require a “separation from service” (as that term is defined in Section 1.409A-1(h) of the Treasury Regulations, after giving effect to the presumptions contained therein) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Company

78

2026 PROXY STATEMENT   Exhibit A - Amended and Restated 2021 Equity Incentive Plan
under Section 1.409A-1(h)(3) of the Treasury Regulations. The Company may, but need not, elect in writing, subject to the applicable limitations under Section 409A, any of the special elective rules prescribed in Section 1.409A-1(h) of the Treasury Regulations for purposes of determining whether a “separation from service” has occurred. Any such written election will be deemed a part of the Plan.
“Exchange Act”: The Securities Exchange Act of 1934, as amended.
“Fair Market Value”: As of any date, the value of the Stock determined as follows:
i.If the Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Stock as of any date of determination will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Stock) on the date of determination, as reported in a source the Board deems reliable.
ii.Unless otherwise provided by the Board, if there is no closing sales price for the Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
iii.In the absence of such markets for the Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422. Each Stock Option granted pursuant to the Plan will be treated as providing by its terms that it is to be an NSO unless, as of the date of grant, it is expressly designated as an ISO.
“NSO”: A Stock Option that is not intended to be an “incentive stock option” within the meaning of Section 422.
“Participant”: A person who is granted an Award under the Plan.
“Performance Award”: An Award subject to Performance Criteria.
“Performance Criteria”: Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. Such criteria may include, without limitation, a measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss.
“Plan”: The Arrowhead Pharmaceuticals, Inc. 2021 Incentive Plan as from time to time amended and in effect.
“Prior Plan”: The Arrowhead Research Corporation 2013 Incentive Plan.
“Restricted Stock”: Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.
“Restricted Stock Unit”: A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.
“SAR”: A right entitling the holder upon exercise to receive an amount (payable in cash and/or in shares of Stock of equivalent value) equal to the excess of the Fair Market Value of the shares of Stock subject to the right over the base value from which appreciation under the SAR is to be measured.
“Section 409A”: Section 409A of the Code.
“Section 422”: Section 422 of the Code.

79

2026 PROXY STATEMENT    Exhibit A - Amended and Restated 2021 Equity Incentive Plan
“Stock”: Common stock of the Company, par value $0.001 per share.
“Stock Option”: An option entitling the holder to acquire shares of Stock upon payment of the exercise price.
“Stock Unit”: An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.
“Unrestricted Stock”: Stock not subject to any restrictions under the terms of the Award.

80

2026 PROXY STATEMENT    Proxy Card

ARROWHEAD PHARMACEUTICALS, INC.
177 EAST COLORADO BLVD, SUITE 700
PASADENA, CA 91105

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on March 18, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ARWR2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on March 18, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V83337-P42564

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARROWHEAD PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR each of the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Christopher Anzalone	☐	☐	☐
1b. Mauro Ferrari	☐	☐	☐
1c. Hongbo Lu	☐	☐	☐
1d. Adeoye Olukotun	☐	☐	☐
1e. Michael S. Perry	☐	☐	☐
1f. Victoria Vakiener	☐	☐	☐
1g. William Waddill	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. Advisory Vote to Approve Executive Compensation.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
3. Approval of the Arrowhead Pharmaceuticals, Inc. Amended and Restated 2021 Incentive Plan.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
4. Ratification of the selection of KPMG LLP as independent auditors of the Company for the fiscal year ending September 30, 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

2026 PROXY STATEMENT    Proxy Card

The Notice and Proxy Statement, Form 10-K are available at www.proxyvote.com

V83338-P42564

ARROWHEAD PHARMACEUTICALS, INC.
Annual Meeting of Stockholders
March 19, 2026 10:00 AM PT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Christopher Anzalone and Patrick O'Brien or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ARROWHEAD PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, PT on March 19, 2026, online at www.virtualshareholdermeeting.com/ARWR2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein and in the discretion of the proxies with respect to such other business that may properly come before the meeting and any adjournments or postponements thereof. If no such direction is made but the card is signed, this proxy will be voted in accordance with the Board of Directors' recommendations. In the event that any of the nominees named on the reverse side of this form are unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

Continued and to be signed on reverse side